QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
EXE TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

EXE TECHNOLOGIES, INC.

8787 Stemmons Freeway
Dallas, Texas 75247

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be Held on Thursday, May 30, 2002

To the Stockholders of
 EXE TECHNOLOGIES, INC.

        The Annual Meeting of Stockholders of EXE Technologies, Inc. (the "Company") will be held at the offices of the Company at 8787 Stemmons Freeway, Dallas, Texas 75247, on Thursday, May 30, 2002 at 10:00 a.m., local time, to consider and act upon the following matters:

  1.
  To elect two Class II directors to serve for the ensuing three years;

  2.
  To approve amendments to the Amended and Restated 1997 Incentive and Non-Qualified Stock Option Plan increasing the number of shares of Common Stock available for issuance thereunder from 12,000,000 shares to 15,000,000 shares and increasing the maximum number of shares of Common Stock with respect to which options may be granted thereunder to any employee during any calendar year from 1,000,000 shares to 3,000,000 shares;

  3.
  To approve an amendment to the Amended and Restated Stock Option Plan for Non-Employee Directors increasing the number of shares of Common Stock available for issuance thereunder from 300,000 shares to 600,000 shares;

  4.
  To ratify the selection of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2002; and

  5.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        Stockholders of record at the close of business on Wednesday, April 17, 2002, will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

        All stockholders are cordially invited to attend the meeting.

                      By Order of the Board of Directors,

                      /s/ Neil A. Cooper

                      Neil A. Cooper,
                       General Counsel and Secretary

Dallas, Texas
April 30, 2002

        WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

EXE TECHNOLOGIES, INC.
8787 Stemmons Freeway
Dallas, Texas 75247

PROXY STATEMENT
FOR THE 2002 ANNUAL MEETING OF STOCKHOLDERS
to be held on Thursday, May 30, 2002

General Information

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of EXE Technologies, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 30, 2002, and at any adjournment of that meeting. All proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company, or by voting in person at the Annual Meeting.

        The Company's Annual Report for the fiscal year ended December 31, 2001, was mailed to stockholders, along with these proxy materials, on or about May 1, 2002.

Quorum Requirement

        At the close of business on April 17, 2002, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 46,043,870 shares of Common Stock, par value $0.01 per share (the "Common Stock") of the Company, constituting all of the outstanding voting stock of the Company. Holders of Common Stock are entitled to one vote per share.

        The holders of one-third of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock represented in person or by proxy (including shares which abstain or otherwise do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

Votes Required

        The affirmative vote of the holders of Common Stock representing a plurality of the votes cast at the Annual Meeting by the holders of Common Stock is required for the election of directors. The affirmative vote of the holders of Common Stock representing a majority of the votes cast at the Annual Meeting by the holders of Common Stock is required to:

  •
  approve the amendments to the Amended and Restated 1997 Incentive and Non-Qualified Stock Option Plan (the "1997 Plan");

  •
  approve the amendment to the Amended and Restated Stock Option Plan for Non-Employee Directors (the "Director Plan"); and

  •
  ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2002.

        Shares which abstain from voting as to a particular matter, and shares held in "street name" by a broker or nominee who indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, will not be voted in favor of such matter, and also will not be counted as votes cast on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on the election of directors, which requires the affirmative vote of a plurality of the votes cast on the matter. Abstentions and "broker non-votes" will also have no effect on the voting on the approval of the amendments to the 1997 Plan and the Director Plan or on the ratification of the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2002, which in each case requires the affirmative vote of the holders of a majority of the votes cast on the matter.

Beneficial Ownership of Voting Stock

        The following table sets forth the beneficial ownership of the Company's Common Stock as of January 31, 2002, (i) by each person who is known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) by each director, (iii) by each of the executive officers named in the Summary Compensation Table set forth under the caption "Executive Compensation" below, and (iv) by all current directors and executive officers as a group.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Common Stock Outstanding(2)
5% Stockholders
General Atlantic Partners, LLC(3)	12,087,562	26.4%
Steven A. Denning(3)	12,087,562	26.4%
William J. Lansing(3)	12,087,562	26.4%
Merrill Lynch & Co., Inc.(4)	4,676,600	10.2%
Lyle A. Baack	4,560,188	10.0%
Jay C. Hoag(5)	4,098,000	8.9%
Entities Associated With Technology Crossover Ventures(5)	4,098,000	8.9%
Raymond R. Hood(6)	3,305,167	7.1%
Adam C. Belsky(7)	3,126,500	6.8%
Other Directors and Named Executive Officers
David E. Alcala(8)	354,520	*
Mark R. Weaser(9)	337,025	*
Kenneth J. Powell(10)	291,667	*
Michael A. Burstein(11)	180,667	*
Christopher F. Wright(12)	124,000	*
Jeffrey R. Rodek(13)	47,500	*
Klaus P. Besier(14)	31,250	*
Gregory A. Brady(15)	17,500	*
All current directors and executive officers as a group (12 persons)(16)	28,083,026	59.7%

*
Less than 1%.

(1)
The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, to the knowledge of the Company based upon information provided by such persons, each person listed above has sole voting and investment power (or shares such power with his or her spouse) with respect to the shares listed. For purposes of this table, each person is deemed to beneficially own any shares subject to stock options, warrants or other securities convertible into Common Stock, held by such person which are currently exercisable (or convertible) within 60 days after January 31, 2001. Unless otherwise indicated, the address of each beneficial owner is c/o EXE Technologies, Inc., 8787 Stemmons Freeway, Dallas, Texas 75247.

(2)
As of January 31, 2002, on which date there were a total of 45,830,953 shares of Common Stock outstanding.

(3)
Includes 9,544,746 shares of Common Stock held by General Atlantic Partners 41, L.P. ("GAP 41"), 1,792,816 shares of Common Stock held by GAP Coinvestment Partners, L.P. ("GAPCO"), 629,650 shares of Common Stock held by General Atlantic Partners 57, L.P. ("GAP57") and 120,350 shares of Common Stock held by GAP Coinvestment Partners II, L.P. ("GAPCOII"). General Atlantic Partners, LLC ("GAPLLC") is the general partner of GAP41 and GAP57. The managing members of GAPLLC (other than Mr. Klaus Esser) are also the general partners of GAPCO and GAPCOII. GAP41, GAP57, GAPLLC, GAPCO and GAPCOII are a "group" within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934, as amended. Steven A. Denning and William J. Lansing, directors of the Company, are managing members of GAPLLC and general partners of each of GAPCO and GAPCOII. Mr. Denning and Mr. Lansing disclaim beneficial ownership of all of such securities except to the extent of their pecuniary interest therein. In addition, pursuant to an Option Agreement, dated as of September 15, 1997, among GAP 41, GAPCO and David Alcala, GAP 41 granted to Mr. Alcala an option to purchase, at the exercise price of $2.1865 per share, 57,760 shares held by GAP 41, and GAPCO granted to Mr. Alcala an option to purchase, at the exercise price of $2.1865 per share, 10,843 shares held by GAPCO. The address for Mr. Denning and the various GAP entities is c/o General Atlantic Service Corporation, 3 Pickwick Plaza, Greenwich, Connecticut 06830. The address for Mr. Lansing is c/o General Atlantic Service Corporation, 630 Hansen Way, Palo Alto, California 94304.

(4)
Information is based solely on a Schedule 13G filed with the Securities and Exchange Commission ("SEC") on October 3, 2001. Consists of (i) 1,318,700 shares of Common Stock held by two Merrill Lynch Investment Managers' ("MLIM") indirectly owned asset management subsidiaries, Fund Asset Management, L.P. and Merrill Lynch Investment Managers, L.P. and (ii) 3,357,900 shares of Common Stock held by Master Small Cap Value Trust. MLIM is an operating division of Merrill Lynch & Co., Inc. Master Small Cap Value Trust is a mutual fund managed by MLIM.

(5)
Includes 3,756,773 shares of Common Stock held by TCV III (Q), L.P., 170,126 shares of Common Stock held by TCV III Strategic Partners, L.P., 141,344 shares of Common Stock held by TCV III, L.P. and 29,757 shares of Common Stock held by TCV III (GP) (the "TCV Funds"). Mr. Hoag, a director of the Company, and Richard H. Kimball are the sole managing members of Technology Crossover Management III, L.L.C. ("TCM III"), which is the general partner of each of the TCV Funds. Each of TCM III, Mr. Hoag and Mr. Kimball disclaims beneficial ownership of all such securities except to the extent of his pecuniary interest therein. The address for each of these persons and entities is c/o Technology Crossover Ventures, 528 Ramona Street, Palo Alto, California 94301.

(6)
Includes 776,000 shares held by Hood Partnership, Ltd., 131,000 shares held by the Adam Belsky Irrevocable GST Exempt Trust, of which Mr. Hood is the sole trustee, and 416,667 shares subject to options that were exercisable on or within 60 days of January 31, 2002. Mr. Hood disclaims beneficial ownership of the shares held by the Adam Belsky Irrevocable GST Exempt Trust.

(7)
Includes 514,000 shares held by Belsky Partnership, Ltd. and 131,000 shares held by the Raymond Hood Irrevocable GST Exempt Trust, of which Mr. Belsky is the sole trustee. Mr. Belsky disclaims beneficial ownership of the shares held by the Raymond Hood Irrevocable GST Exempt Trust.

(8)
Mr. Alcala ceased serving as Senior Vice President, Business Development and as an executive officer of the Company on June 28, 2001, and his employment with the Company terminated on December 31, 2001. Includes 285,917 shares subject to options that were exercisable on or within

  60 days of January 31, 2002. Also includes 57,760 shares that Mr. Alcala has the option to purchase from GAP41 and 10,843 shares that he has the option to purchase from GAPCO. Mr. Alcala's address is 5135 Timber Chase Way, Sarasota, Florida 34238.

(9)
Includes 246,285 shares subject to options that were exercisable on or within 60 days of January 31, 2002.

(10)
Includes 291,667 shares subject to options that were exercisable on or within 60 days of January 31, 2002.

(11)
Includes 176,667 shares subject to options that were exercisable on or within 60 days of January 31, 2002, 1,000 shares held by Mr. Burstein's spouse and 3,000 shares held by Mr. Burstein's spouse as custodian for their children.

(12)
Mr. Wright ceased serving as Senior Vice President, Administration, General Counsel and Secretary and as an executive officer of the Company on July 31, 2001, and his employment with the Company terminated on November 15, 2001. Includes 119,000 shares subject to options that were exercisable on or within 60 days of January 31, 2002, and 2,500 shares held by Mr. Wright as custodian for his children. Mr. Wright's address is c/o McCausland, Keen & Buckman, Radnor Court, Suite 160, 259 North Radnor-Chester Road, Radnor, PA 19087.

(13)
Includes 37,500 shares subject to options that were exercisable on or within 60 days of January 31, 2002. Mr. Rodek's address is c/o Hyperion Solutions Corporation, 1344 Crossman Avenue, Sunnyvale, California 94089.

(14)
Includes 31,250 shares subject to options that were exercisable on or within 60 days of January 31, 2002. Mr. Besier's address is c/o Firepond, Inc., 890 Winter Street, Waltham, Massachusetts 02451.

(15)
Includes 12,500 options that were exercisable on or within 60 days of January 31, 2002.

(16)
Includes 1,212,536 shares subject to options that were exercisable on or within 60 days of January 31, 2002.

PROPOSAL 1
ELECTION OF DIRECTORS

        The Company's entire Board of Directors is composed of 10 directorships, divided into three classes, with members of each class holding office for staggered three-year terms. Currently there are two Class I directors, whose terms expire at the 2004 annual meeting of stockholders, three Class II directors, whose terms expire at this Annual Meeting of Stockholders, and four Class III directors, whose terms expire at the 2003 annual meeting of stockholders (in all cases subject to the election and qualification of their successors or to their earlier death, resignation or removal). At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring. Currently there is a Class I director vacancy. In addition, Mr. Baack has indicated that he will not stand for re-election at the Annual Meeting of Stockholders. As of the date of this Proxy Statement, the Board has not nominated any new directors for these vacancies; accordingly, after the Annual Meeting of Stockholders, there will be a director vacancy in each of Class I and Class II. The Board intends to fill these vacancies by Board action once new director candidates are identified.

        The persons named in the enclosed proxy will vote to elect Jay C. Hoag and William J. Lansing as Class II directors, unless authority to vote for the election of the nominees is withheld by marking the proxy to the effect. Messrs. Hoag and Lansing are currently Class II directors of the Company. They have indicated their willingness to serve, if elected, but if they should be unable or unwilling to stand for election, proxies may be voted for substitute nominees designated by the Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

Directors of the Company

        Set forth below, for each director of the Company (including the nominees for Class II director), is each director's respective name, age, positions with the Company, principal occupation, business experience during the past five years, the names of other publicly held corporations of which such person is a director and the year during which each such person first became a director of the Company:

  Class I directors (Terms to expire at the 2004 Annual Meeting)

        Adam C. Belsky, age 41, has served as a director of the Company since September 1997 and served as the Company's Senior Vice President, Mergers and Acquisitions from November 1999 to October 2000. From September 1997 to November 1999, Mr. Belsky served as the Company's Senior Vice President, Chief Financial Officer and Treasurer. From September 1997 to August 1998, Mr. Belsky also served as the Company's Secretary. From 1990 to September 1997, Mr. Belsky served as chief financial officer of Neptune Systems, Inc., a provider of supply chain execution software and services and predecessor of the Company, which he co-founded with Mr. Hood, the Company's Chairman of the Board and Chief Executive Officer.

        Jeffrey R. Rodek, age 48, has served as a director of the Company since October 1998. Since October 1999, Mr. Rodek has served as chairman of the board and chief executive officer of Hyperion Solutions Corporation, a leading business analysis software company. Prior to joining Hyperion, Mr. Rodek served as president and worldwide chief operating officer of Ingram Micro, Inc. from January 1995 to October 1999.

  Nominees for Class II directors (Nominated for terms to expire at the 2005 Annual Meeting)

        Jay C. Hoag, age 43, has served as a director of the Company since September 1999. Since June 1995, Mr. Hoag has been a general partner of Technology Crossover Ventures, a venture capital firm. Mr. Hoag also serves on the board of directors of eLoyalty Corporation, Expedia, Inc. and several private companies.

        William J. Lansing, age 44, has served as a director of the Company since March 2002. Since September 2001, Mr. Lansing has been a managing member of General Atlantic Partners, LLC, a private equity investment firm focused exclusively on information technology, media and communications investments on a global basis. Prior to joining General Atlantic, Mr. Lansing served as chief executive officer of NBC Internet from March 2000 to August 2001. From March 1998 to March 2000, Mr. Lansing was the president and chief executive officer of Fingerhut, a direct marketing company. From October 1996 to March 1998, Mr. Lansing was a vice president, business development for General Electric Company. Mr. Lansing also serves on the board of directors of Digital River and Net Perceptions and several private companies.

  Class II director (Term to expire at 2002 Annual Meeting)

        Lyle A. Baack, age 59, has served as a director since September 1997 and served as the Chairman of the Company's Board of Directors from September 1997 through March 2002. From August 1980 to September 1997, Mr. Baack served as president and chief executive officer of Dallas Systems, a provider of supply chain execution software and services and predecessor of the Company, which he founded.

  Class III directors (Terms to expire at the 2003 Annual Meeting)

        Klaus P. Besier, age 50, has served as a director of the Company since December 1998. Mr. Besier has served as chairman of the board of directors of FirePond, Inc., a leading global provider of integrated

e-business selling solutions, since October 1999, and as president, chief executive officer and a director of FirePond since July 1997. From 1996 to 1997, Mr. Besier was chairman, and chief executive officer of Primix Solutions, Inc., an Internet-enabled software company. Mr. Besier also serves on the board of directors of Intelligroup, Inc.

        Gregory A. Brady, age 41, has served as a director of the Company since November 2000. Mr. Brady currently serves as a director of i2 Technologies, Inc., a global provider of e-business solutions. From 2001 to April 2002, Mr. Brady also served as chief executive officer of i2 Technologies, Inc. Mr. Brady joined i2 in December 1994 as president, field operations and became president, worldwide operations in September 1996.

        Steven A. Denning, age 53, has served as a director of the Company since September 1997. Mr. Denning is the executive managing member of General Atlantic Partners, LLC, a private equity investment firm focused exclusively on information technology, media and communications investments on a global basis, and has been with General Atlantic and its predecessors since 1980. Mr. Denning also serves on the board of directors of Eclipsys Corporation, Exult, Inc., Manugistics Group, Inc. and two private information technology companies in which entities affiliated with General Atlantic are investors.

        Raymond R. Hood, age 42, has served as Chairman of the Board of Directors since March 2002 and as the Company's Chief Executive Officer and as a director of the Company since September 1997. Mr. Hood also served as the Company's President from September 1997 to April 2001. From 1990 to September 1997, Mr. Hood served as chief executive officer of Neptune Systems, Inc., a provider of supply chain execution software and services and predecessor of the Company, which he co-founded with Mr. Belsky, also a director of the Company.

        There are no family relationships among any of the executive officers or directors of the Company.

Board and Committee Meetings

        The Board of Directors met 6 times during the fiscal year ended December 31, 2001. During 2001, each incumbent director, other than Klaus P. Besier, Gregory A. Brady and Jeffrey R. Rodek, attended at least 75% of the total number of meetings of the Board of Directors and of the committees on which he then served held during the period for which he has been a director. Messrs. Besier, Brady and Rodek attended 50%, 66.7% and 50%, respectively, of the total number of meetings of the Board of Directors and of the committees on which each then served, respectively.

        The Company has a standing Audit Committee of the Board of Directors (the "Audit Committee"), which, among other things, recommends independent auditors, reviews with the independent auditors the scope and results of the audit, monitors the Company's financial policies and internal control procedures and reviews and monitors the provision of non-audit services by the Company's auditors. During the fiscal year ended December 31, 2001, the members of the Audit Committee were Messrs. Denning and Rodek and J. Michael Cline and Michael J. Durham. Mr. Cline and Mr. Durham resigned from the Board of Directors on December 31, 2001 and February 19, 2002, respectively. Messrs. Hoag and Lansing were appointed as members of the Audit Committee on February 21, 2002 and April 4, 2002, respectively. Mr. Lansing replaced Mr. Denning on the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2001.

        The Company has a standing Compensation Committee of the Board of Directors (the "Compensation Committee"), which reviews and recommends salaries, bonuses and other compensation for the Company's officers. The Compensation Committee also acts as the Stock Option Committee for option grants to executive officers and determines which executive officers should be granted options and the terms and conditions of those option grants. During the fiscal year ended December 31, 2001, the members of the Compensation Committee were Messrs. Besier, Cline and Hoag. Mr. Cline resigned from the Board of Directors on December 31, 2001. Messrs. Brady and Denning were appointed as members of the Compensation Committee on February 21, 2002. Mr. Hoag, who became a member of the Audit Committee, was replaced as a member of the Compensation Committee on February 21, 2002. The Compensation Committee met twice and acted on five occasions by unanimous written consent during the fiscal year ended December 31, 2001.

        The Company has a standing Employee Stock Option Committee of the Board of Directors (the "Employee Stock Option Committee"), which determines option grants, and the terms and conditions of those grants, to employees, other than executive officers determined by the Compensation Committee. During the fiscal year ended December 31, 2001, the members of the Employee Stock Option Committee were Messrs. Hood and Lyle A. Baack. Mr. Baack will not be standing for re-election at the Annual Meeting. Mr. Belsky replaced Mr. Baack on the Employee Stock Option Committee on April 4, 2002. The Employee Stock Option Committee met 10 times and acted on 3 occasions by unanimous written consent during the fiscal year ended December 31, 2001.

        The Company has a standing Nominating Committee of the Board of Directors (the "Nominating Committee"), which nominates candidates for election to the Board of Directors and, from time to time, may have additional responsibilities such as executive searches. The Committee considers suggestions from stockholders regarding possible candidates for directors. Such suggestions, together with appropriate biographical information, should be submitted to the Secretary of the Company. The Nominating Committee was formed in April 2002. The members of the Nominating Committee are Messrs. Denning, Hood and Rodek.

Compensation Committee Interlocks and Insider Participation

        The current members of the Compensation Committee are Messrs. Besier, Brady and Denning, three of the Company's non-employee directors.

Compensation of Directors

        Directors currently do not receive any cash compensation for their services as directors; however, directors are reimbursed for reasonable expenses incurred in attending board and committee meetings. The Company grants stock options to the non-employee members of the Company's Board of Directors under the Company's stock option plan for non-employee directors. During the fiscal year ended December 31, 2001, options to purchase 50,000 shares of Common Stock at an exercise price of $12.00 per share were granted to Mr. Durham, who resigned from the Board of Directors on February 19, 2002.

EXECUTIVE COMPENSATION

  Summary Compensation

        The following table sets forth the total compensation paid or accrued for the three fiscal years ended December 31, 2001, 2000 and 1999 for (i) the Company's Chief Executive Officer, (ii) other than the Chief Executive Officer, the Company's three most highly compensated executive officers who were serving as executive officers of the Company on December 31, 2001 and whose individual total salary and bonus exceeded $100,000 during such fiscal year and (iii) two additional executive officers who would have been among the four most highly compensated executive officers, but were not serving as executive officers on December 31, 2001 (collectively, the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

		Compensation(2)									Long-Term Compensation Awards(3)
Name and Principal Position(1)	Fiscal Year	Salary			Bonus			Other Annual Compensation			Securities Underlying Options	All Other Compensation(4)
Raymond R. Hood Chief Executive Officer	2001 2000 1999	$ $ $	250,000 230,177 184,039		$ $	71,818 — 15,000		$ $ $	2,358 83,741 105,679	(5) (6) (7)	300,000 — —	$ $ $	8,500 8,509 9,202
Kenneth J. Powell President and Chief Operating Officer	2001		$208,333			$71,000			—		1,300,000		$8,500
Michael A. Burstein Senior Vice President, Chief Financial Officer and Treasurer	2001 2000 1999	$ $ $	210,000 175,833 59,376		$ $	56,700 25,281 —			— — —		100,000 260,000 40,000	$ $	8,500 8,500 —
Mark R. Weaser Senior Vice President and Managing Director, Asia Pacific/Japan	2001 2000 1999	$ $ $	180,732 186,202 152,219		$ $	— 18,737 88,651	(10)	$ $ $	85,130 64,863 66,794	(8) (9) (10)	150,000 100,000 50,000	$ $ $	6,295 5,740 5,396

David E. Alcala Former Senior Vice President, Business Development(11)	2001 2000 1999	$ $ $	175,000 175,000 175,008		$ $ $	50,000 100,000 220,943	(13)		$9,375 — —	(12)	50,000 100,000 50,000		— — —
Christopher F. Wright Former Senior Vice President, Administration, General Counsel and Secretary(14)	2001 2000 1999	$ $ $	190,851 185,500 180,250	(15)	$ $	— 10,898 18,750			$6,125 — —	(16)	— — 80,000	$ $ $	8,500 8,500 9,725

(1)
Lists the principal position with the Company as of December 31, 2001.

(2)
In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits have been omitted in those instances where such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total of annual salary and bonus for the Named Executive Officer for the fiscal year.

(3)
The Company did not grant any stock appreciation rights or make any long-term incentive plan payouts during the years ended December 31, 1999, 2000 and 2001.

(4)
Represents the value of the Company's contribution to the 401(k) or other retirement accounts of the Named Executive Officers.

(5)
Includes housing-related expenses of $698 and life insurance premiums of $1,660.

(6)
Includes a housing allowance of $38,610, housing-related expenses of $5,005, automobile leasing payments of $23,865, accounting fees of $12,354 and life insurance payments of $3,907.

(7)
Includes a housing allowance of $51,480, housing-related expenses of $3,539, automobile leasing payments of $20,350, accounting fees of $12,500, legal fees of $17,258 and life insurance premiums of $552.

(8)
Includes housing payments of $68,852, an automobile allowance of $14,761 and life insurance premiums of $1,517.

(9)
Includes housing payments of $49,080 and an automobile allowance of $15,783.

(10)
With respect to bonus, includes a bonus of $32,500 for commissions Mr. Weaser would have otherwise received for meeting performance goals. With respect to other annual compensation, includes housing payments of approximately $50,000, an automobile allowance of $16,079, and life insurance premiums of $715.

(11)
Mr. Alcala ceased serving as Senior Vice President, Business Development and as an executive officer of the Company on June 28, 2001, and his employment with the Company terminated on December 31, 2001.

(12)
Represents an automobile allowance of $9,375.

(13)
Represents bonus and sales commissions.

(14)
Mr. Wright ceased serving as Senior Vice President, Administration, General Counsel and Secretary and as an executive officer of the Company on July 31, 2001, and his employment with the Company terminated on November 15, 2001.

(15)
Includes $23,187 in severance from November 15, 2001 through December 31, 2001.

(16)
Represents automobile allowance of $6,125.

Option Grants

        The following table sets forth certain information regarding grants of stock options during the fiscal year ended December 31, 2001 to each of the Named Executive Officers.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
	Number of Shares Underlying Options Granted(#)						Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
			Percent of Total Options Granted to Employees in Fiscal Year(%)
Name				Exercise Price Per Share(1)($)		Expiration Date
							0%	5%		10%
Raymond R. Hood	300,000(3)		4.8%		$2.41	11/2/11	—		$454,691		$1,152,276
Kenneth J. Powell	1,000,000(4 300,000(3	) )	16.1% 4.8%	$ $	5.50 2.41	4/2/11 11/2/11	$690,000 —	$ $	4,582,858 454,691	$ $	10,555,266 1,152,276
Michael A. Burstein	100,000(3)		1.6%		$2.00	10/23/11	—		$125,779		$318,748
Mark R. Weaser	50,000(5 100,000(3	) )	0.8% 1.6%	$ $	12.50 2.41	2/6/11 11/2/11	— —	$ $	393,059 151,564	$ $	996,089 384,092
David E. Alcala(6)	50,000(5)		0.8%		$12.50	2/6/11	—		$393,059		$996,089
Christopher F. Wright	—		—		—	—	—		—		—

(1)
Except for one option grant to Mr. Powell, the exercise price per share of each option was equal to the fair market value per share of Common Stock on the date of grant, as determined by the Company's Board of Directors on the date of grant.

(2)
Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 0%, 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercises of the option or the sale of the underlying shares. The actual gains, if any, on the exercises of stock options will depend on the future performance of the Common Stock, the option holder's continued employment through the option period, and the date on which the options are exercised.

(3)
These options vest in equal monthly installments over three years beginning on the last day of the month in which the options were granted. The vesting of Messrs. Hood and Weaser's options accelerates upon the occurrence of certain events. For information regarding these circumstances, see "Employment Agreements."

(4)
Consists of a nonqualified stock option to purchase 700,000 shares of our common stock issued under our 1997 Plan, and a nonqualified option to purchase 300,000 shares of our common stock issued outside our 1997 Plan. These options were issued to Mr. Powell in connection with the commencement of his employment with the Company. These options vest 25% on the first anniversary of the date of grant and monthly thereafter over the following three years. The vesting of Mr. Powell's options accelerates upon the occurrence of certain events. For information regarding these circumstances, see "Employment Agreements."

(5)
These options vest 25% on the first anniversary of the date of grant and monthly thereafter over the following three years.

(6)
Mr. Alcala's employment with the Company was terminated on December 31, 2001. At that time, none of these options were vested, and, as a result of the termination of Mr. Alcala's employment, all of these options have terminated.

Option Year End Values

        The following table sets forth the number and value of options exercised by each of the Named Executive Officers during the fiscal year ended December 31, 2001 and of unexercised options held by each of the Named Executive Officers on December 31, 2001.

FISCAL YEAR END OPTION VALUES

			Number of Shares Underlying Unexercised Options at Fiscal Year End(#)		Value of Unexercised In-the-Money Options at Fiscal Year End(2)($)
Name	Shares Acquired on Exercise(#)	Value Realized(1)($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Raymond R. Hood	—	—	383,333	416,667	$22,332	$781,668
Kenneth J. Powell	—	—	8,333	1,291,667	$22,332	$781,668
Michael A. Burstein	—	—	125,556	274,444	$121,668	$396,332
Mark R. Weaser	—	—	207,674	237,222	$645,699	$372,780
David E. Alcala	37,500	$296,125	364,583	—	$1,339,936	—
Christopher F. Wright	41,000	$65,549	119,000	—	$88,710	—

(1)
Based on the market price of the Common Stock on the date of exercise, less the aggregate option exercise price.

(2)
Based on the fair market value of the Common Stock on December 31, 2001 ($5.09 per share), less the option exercise price, multiplied by the number of shares underlying the options.

Employment Agreements

        The Company has entered into employment agreements with the following executive officers.

        Raymond R. Hood.    Effective July 1, 2000, the Company entered into an employment agreement with Raymond R. Hood, the Company's Chairman of the Board and Chief Executive Officer. The employment agreement provides for an initial term expiring on June 30, 2003 and automatically renews for successive one-year terms unless terminated by either the Company or Mr. Hood upon 90 days' written notice prior to renewal. Under the agreement, Mr. Hood receives an initial base salary of $250,000 per year, and is eligible to receive a bonus at a target level equal to the base salary, based on criteria mutually agreed upon by Mr. Hood and the Board of Directors of the Company. The employment agreement also provides that the Company shall use its best efforts to cause Mr. Hood to be nominated for election to the Board of Directors and to be so elected for so long as he remains an employee of the Company. Mr. Hood's employment agreement provides that he may be terminated by the Company for cause upon written notice and after an opportunity to cure, or upon 30 days' prior written notice without cause. If the Company terminates Mr. Hood's employment without cause or if Mr. Hood terminates his employment for good reason, the Company will pay severance to Mr. Hood in the amount of one year's base salary and bonus and a portion of Mr. Hood's unvested options will vest. If the Company terminates Mr. Hood's employment without cause or Mr. Hood terminates his employment for good reason within one year of a change of control, in addition to the consideration in the preceding sentence, all of Mr. Hood's unvested stock options will immediately vest, and all outstanding loans described below made pursuant to his employment agreement will be forgiven. If Mr. Hood's employment is terminated due to his death or disability, the Company will pay to him or his executors, legal representatives or administrators one year's base salary and bonus, all outstanding loans described below made pursuant to his employment agreement will be forgiven and all of Mr. Hood's unvested stock options will immediately vest. The employment agreement also includes a covenant by Mr. Hood to protect the Company's confidential information, and for a period of one year following termination of his employment, not to solicit the Company's employees, customers or vendors nor compete with the Company.

        Under the terms of Mr. Hood's employment agreement, Mr. Hood has the right to receive a loan of up to $620,000, at an annual interest rate of 8.5% per year, which must be repaid by July 2003. From December 1999 through November 2000, Mr. Hood borrowed amounts that range from $20,000 to $450,000 from the Company, which now total $620,000, all of which is currently outstanding at an annual interest rate of 8.5%. Mr. Hood has pledged 45,000 shares of the Company's common stock as security for the entire amount of his loan.

        Kenneth J. Powell.    On June 29, 2001, the Company entered into an amended and restated employment agreement with Kenneth J. Powell, the Company's President and Chief Operating Officer. The employment agreement provides for an initial term expiring on March 29, 2002 and automatically renews for successive one-year terms unless terminated by either the Company or Mr. Powell upon 90 days' written notice prior to renewal. Under the agreement, Mr. Powell, receives an initial base salary of $275,000 per year, and is eligible to receive a bonus at a target level equal to $225,000, based on criteria mutually agreed upon by Mr. Powell and the chief executive officer. Mr. Powell's employment agreement provides that he may be terminated by the Company for cause upon written notice and, in certain cases, after an opportunity to cure, or upon 30 days' prior written notice without cause. If the Company terminates Mr. Powell's employment without cause or if Mr. Powell terminates his employment for good reason, the Company will pay to Mr. Powell all unpaid base salary through the remainder of the then-current term and severance in the amount of one year's base salary and bonus, and a portion of Mr. Powell's unvested options will vest. In the event of a change of control of the Company, 50 percent of Mr. Powell's then remaining unvested options will immediately vest. In addition, if the Company terminates Mr. Powell's employment without cause or Mr. Powell terminates his employment for good reason within one year of a change of control, in addition to the consideration in the preceding sentence, all of Mr. Powell's unvested stock options will immediately vest. If Mr. Powell's employment is terminated due to his death or disability, the Company will pay to him or his executors, legal representatives or administrators one year's base salary and bonus (in the case of termination due to disability, bonus shall be for time served during the then-current term) and all of Mr. Powell's unvested stock options will immediately vest. The employment agreement also includes a covenant by Mr. Powell to protect the Company's confidential information, and for a period of one year following termination of his employment, not to solicit the Company's employees, customers or vendors nor compete with the Company.

        Michael A. Burstein.    Effective August 9, 1999, the Company entered into an employment agreement, which was amended on February 19, 2002, with Michael A. Burstein, the Company's Senior Vice President, Finance, Chief Financial Officer and Treasurer. The employment agreement shall remain in effect until terminated in accordance with the terms thereof. Mr. Burstein currently receives a base salary of $225,000 per year, and is eligible to receive a bonus at a target level equal to $175,000, based on criteria mutually agreed between Mr. Burstein and the chief executive officer, to be paid in the form of cash and stock options. In connection with the amendment to Mr. Burstein's employment agreement in February 2002, Mr. Burstein was granted an option for 100,000 shares of common stock, with an exercise price of $2.05 per share, and vesting monthly over twelve months beginning in January 2002. Mr. Burstein's employment agreement provides that he may be terminated by the Company upon written notice for cause, or upon six month's prior written notice without cause. If the Company terminates Mr. Burstein's employment without cause, the Company shall pay him one week's salary for each year of employment up to a maximum of five years and two weeks' salary for each year of employment greater than five years. If Mr. Burstein's employment is terminated due to his death or disability, the Company will pay to him or his executors, legal representatives or administrators one year's base salary and bonus pro rata for time served during the then-current term, and all of Mr. Burstein's unvested options shall immediately vest. The employment agreement includes a covenant by Mr. Burstein to protect the Company's confidential information and for a period of two years following termination of his employment, not to solicit the Company's employees, customers or vendors nor compete with the Company.

        In October 2000, Mr. Burstein borrowed $250,000 from the Company, all of which is currently outstanding at an annual interest rate of 8.5%. Mr. Burstein has pledged 25,000 shares of the Company's common stock underlying options as security for the entire amount of his loan. Under the terms of his employment agreement, as amended on February 19, 2002, the loan will be forgiven by the Company as long as Mr. Burstein's employment does not terminate voluntarily or for cause prior to June 30, 2002.

        Mark R. Weaser.    Effective October 18, 2000, the Company entered into an amended and restated employment agreement, which was amended on June 25, 2001, with Mark R. Weaser, the Company's Senior Vice President and Managing Director Asia Pacific/Japan. The employment agreement provides for an initial term expiring on October 17, 2001 and automatically renews for successive one-year terms unless terminated by either the Company or Mr. Weaser upon 90 days' written notice prior to renewal. Mr. Weaser receives a base salary of $185,000 per year, and is eligible for a bonus at a target level equal to 40% of his base salary under the Company's incentive compensation plan. Mr. Weaser's employment agreement also provides for an annual housing allowance of up to 126,000 Singapore dollars and an annual automobile allowance of up to 27,012 Singapore dollars. Mr. Weaser's employment may be terminated by the Company upon written notice for cause or upon 30 days' prior written notice without cause. If the Company terminates Mr. Weaser's employment without cause, Mr. Weaser is entitled to receive twelve months' base salary and housing and automobile allowances, all of his unvested options will immediately vest, and all outstanding loans described below made pursuant to his employment agreement will be forgiven. If Mr. Weaser's employment is terminated due to his death or disability, all of his unvested options will immediately vest, all outstanding loans described below made pursuant to his employment agreement will be forgiven, and he or his executors, legal representatives or administrators will continue to receive housing and automobile allowances for a period of twelve months. The employment agreement also provides that upon a change of control of the Company, all of Mr. Weaser's unvested options will immediately vest. The employment agreement also includes a covenant by Mr. Weaser to protect the Company's confidential information and for a period of one year following termination of his employment, not to solicit the Company's employees, customers or vendors nor compete with the Company.

        In June 2001, Mr. Weaser borrowed $200,000 from the Company, all of which is currently outstanding at an annual interest rate of 8.5%. Mr. Weaser has pledged 33,333 shares of the Company's common stock as security for the entire amount of his loan.

        David E. Alcala.    Effective November 18, 1996, the Company entered into an employment agreement, which was amended on September 11, 1997, with David E. Alcala, the Company's former Senior Vice President, Business Development. Mr. Alcala ceased to serve as Senior Vice President, Business Development, and as an executive officer of the Company on June 28, 2001, and ceased to be an employee of the Company on December 31, 2001. Prior to the termination of his employment, Mr. Alcala was receiving an annual base salary of $175,000 and an annual bonus of $100,000. Pursuant to his employment agreement, Mr. Alcala was paid his base salary and benefits through December 31, 2001, the end of the then-current term. The vesting of Mr. Alcala's stock options ceased on December 31, 2001, and those options vested as of that date are exercisable for two years. The employment agreement also includes a covenant by Mr. Alcala to protect the Company's confidential information, and for a period of two years following termination of his employment, not to solicit the Company's employees, customers or vendors nor compete with the Company.

        Christopher F. Wright.    On July 13, 1998, the Company entered into an employment agreement with Christopher F. Wright, the Company's Senior Vice President, Administration, General Counsel and Secretary. Mr. Wright ceased to serve as Senior Vice President, Administration, General Counsel and Secretary of the Company on July 31, 2001, and ceased to be an employee of the Company on November 15, 2001. Prior to his termination, Mr. Wright was receiving an annual base salary of $185,500 and was eligible to receive annual bonus at a target level equal to his base salary under the Company's incentive compensation plan payable in the form of cash and stock options. Pursuant to an agreement with Mr. Wright, he will be paid severance equal to his base salary through July 2002, and Mr. Wright has waived his right in his employment agreement to require the Company to engage his law firm. In addition, pursuant to his employment agreement, all of Mr. Wright's options became fully vested on November 15, 2001. The employment agreement also includes a covenant by Mr. Wright to protect the Company's confidential information, and for a period of two years following termination of his employment, not to solicit the Company's employees, customers or vendors nor compete with the Company.

CERTAIN TRANSACTIONS

        The Company has entered into indemnification agreements with certain of its directors and current executive officers, pursuant to which the Company will indemnify such directors and executive officers in connection with his or her service as a director or executive officer of the Company.

        The Company has also entered into loan arrangements with certain of its executive officers. For information regarding these loan arrangements, see "Employment Agreements."

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors (the "Compensation Committee"), which is composed of three non-employee directors of the Company, two of whom were added to the Committee in February 2002. The Compensation Committee is responsible for reviewing and recommending the salary, bonus and other compensation of the Company's executive officers. The Compensation Committee also determines which executive officers should be granted options and the terms and conditions of those option grants. In reviewing the salary, bonus and other compensation of the Company's executive officers, the Compensation Committee receives and considers input from the Company's Chief Executive Officer. The Company's executive compensation program is comprised of several elements designed to align the interests of the executive officers with those of the Company's stockholders, to encourage and reward superior performance and to attract, retain and reward executives who are critical for the continued growth and success of the Company. In 2001, these elements consisted of a combination of base salary, cash bonuses and stock options.

        The base salaries for executive officers are established after consideration of factors such as the executive's scope of responsibilities, the executive's current and future contributions to the Company's achievement of financial results, the executive's performance in the prior year, the competitiveness in the marketplace for similar skills and abilities, salaries in the Company's industry for similar positions, the historical salary actions and relative salary levels of similar positions within the Company, and for executive officers other than the Chief Executive Officer, the recommendations from the Company's Chief Executive Officer. The base salary for the Company's executive officers is established by the terms of an employment agreement with the Company. Increases in base salary are generally based upon enhanced individual performance targets, maintaining a competitive base salary with the external marketplace and increases in an executive's scope of responsibilities.

        The Company believes that it is important to tie a significant portion of the compensation of executive officers to the attainment of corporate success, thus aligning the objectives and rewards of Company executives with those of the stockholders of the Company. Executive officers are eligible to receive bonuses based upon overall business performance against the Company's goals and the extent to which each executive meets certain personal performance measurements, and for executive officers other than the Chief Executive Officer, the recommendations from the Company's Chief Executive Officer.

        The Company entered into an employment agreement with Mr. Hood, the Company's Chief Executive Officer, effective July 1, 2000. The employment agreement provides for an annual base salary of $250,000. Mr. Hood's employment agreement also provides for a bonus at a target level equal to 100% of his base salary. The Compensation Committee determined to pay Mr. Hood a bonus of $71,818 for 2001, based on his meeting certain personal performance measurements.

        The Board of Directors of the Company authorized the Compensation Committee to grant incentive and non-statutory stock options under the Company's 1997 Incentive and Non-Qualified Stock Option Plan (the "1997 Plan") to executive officers of the Company. The Compensation Committee determines the price and terms at which such options are granted. The Compensation Committee uses stock options as an element of the compensation package of executive officers because it believes options provide an incentive to executives to maximize stockholder value and because options compensate executives only to the extent that the Company's stockholders receive a return on their investment. Moreover, because options granted to executive officers generally become exercisable over a three- or four-year period and terminate upon or shortly after the termination of the executive's employment with the Company, stock options serve as a means of retaining these executives. In determining the total number of shares of common stock to be covered by option grants to executive officers in a given year, the Compensation Committee takes into account the number of outstanding shares of common stock, the number of shares reserved for issuance under the Company's 1997 Plan, recommendations of management concerning option grants to employees other than the executive officers, and the Company's projected hiring needs for the coming year. In making individual stock option grants to executives, the Compensation Committee considers the same factors considered in the determination of base salary levels, as well as the stock and option holdings of each executive and the remaining vesting schedule of such executive's options. In connection with the commencement of Mr. Powell's employment, the Company granted Mr. Powell a nonqualified stock option to purchase 700,000 shares of our common stock issued under our 1997 Plan, and a nonqualified option to purchase 300,000 shares of our common stock issued outside our 1997 Plan.

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and generally seeks to structure the compensation granted to the Company's executive officers through option issuances under the Employee Plan in a manner that is intended to avoid disallowance of deductions under Section 162(m). Nevertheless, the Compensation Committee reserves the right to use its judgment to authorize compensation payments which may be in excess of the Section 162(m) limit when the Compensation Committee believes such payments are appropriate and in the best interests of its stockholders, after taking into consideration changing business conditions and the performance of its employees. In any event, there can be no assurance that compensation attributable to stock options granted under the Employee Plan will qualify as performance-based compensation exempt from Section 162(m).

        By the Compensation Committee of the Board of Directors of the Company,

                      Klaus P. Besier
                      Gregory A. Brady*
                      Steven A. Denning*
                      Jay C. Hoag**

*
Messrs. Brady and Denning joined the Compensation Committee on February 21, 2002.

**
Mr. Hoag ceased to be a member of the Compensation Committee on February 21, 2002.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee of the Company's Board of Directors was established in October 1997, by a vote of the Board of Directors, and is composed of three independent, non-employee members, two of whom were added to the Committee in February and March 2002, respectively. The Audit Committee acts under a written charter first adopted and approved in May 2000 and amended and restated in July 2001, a copy of which is attached to this proxy statement as Appendix A. The members of the Audit Committee are independent directors, as defined by the rules of the Nasdaq Stock Market.

        The Audit Committee reviewed the Company's audited financial statements for the fiscal year ended December 31, 2001 and discussed these financial statements with the Company's management. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with Ernst & Young LLP, the Company's independent auditors.

        The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor's professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent auditors their independence from the Company. The Audit Committee also considered whether the independent auditors' provision of certain other, non-audit related services to the Company is compatible with maintaining such auditors' independence.

        Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit

Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

        By the Audit Committee of the Board of Directors of the Company,

                      Steven A. Denning*
                      Jay C. Hoag**
                      William J. Lansing***
                      Jeffrey R. Rodek

*
Mr. Denning ceased to be a member of the Audit Committee on April 4, 2002.
**
Mr. Hoag joined the Audit Committee on February 21, 2002.
***
Mr. Lansing joined the Audit Committee on April 4, 2002.

STOCK PERFORMANCE GRAPH

        The following graph compares the cumulative total stockholder return on the Common Stock of the Company from August 4, 2000 (the date the Common Stock of the Company commenced public trading) through December 31, 2001 (the end of the most recent fiscal year) with the cumulative total return during this period of (i) the Nasdaq Stock Market (U.S.) Index and (ii) the Nasdaq Computer & Data Processing Index. This graph assumes the investment of $100 on August 4, 2000 in the Company's Common Stock, the Nasdaq Stock Market (U.S.) Index and the Nasdaq Computer & Data Processing Index, and assumes dividends are reinvested.

	Aug. 4, 2000	Aug. 31, 2000	Sept. 29, 2000	Dec. 29, 2000	Mar. 30, 2001	June 29, 2001	Sept. 28, 2001	Dec. 31, 2001
EXE Technologies, Inc	$100.00	$220.78	$184.62	$160.00	$83.08	$72.12	$25.11	$62.65
NASDAQ Stock Market (U.S.) Index	$100.00	$111.12	$96.69	$64.74	$48.33	$56.96	$39.52	$51.37
Nasdaq Computer & Data Processing Index	$100.00	$110.01	$100.55	$62.09	$45.30	$58.98	$36.08	$50.00

PROPOSAL 2

APPROVAL OF AMENDMENTS TO
THE AMENDED AND RESTATED
1997 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

        The Board of Directors of the Company believes that the Company's ability to attract, motivate and retain key employees and consultants who are essential to the Company's growth and future success depends, in large part, upon the continued ability of the Company to grant stock options under its Amended and Restated 1997 Incentive and Non-Qualified Stock Option Plan (the "1997 Plan"). In addition, the Board of Directors believes that it is important that it have the ability to make substantial option grants in any given year, as may be appropriate, to its existing and future employees and to have such option grants qualify as performance-based compensation under Section 162(m) of the Code. Accordingly, on April 24, 2002, the Board of Directors voted, subject to stockholder approval, to adopt amendments to the 1997 Plan increasing the number of shares of Common Stock authorized for issuance under the 1997 Plan from 12,000,000 shares to 15,000,000 shares and increasing the maximum number of shares of Common Stock with respect to which options may be granted under 1997 Plan to any employee during any calendar year from 1,000,000 shares to 3,000,000 shares.

        The Company's 1997 Plan was originally approved by the Board of Directors and the stockholders in September 1997. The 1997 Plan was amended and restated in October 1998, July 2000 and February 2001.

        The Board of Directors believes that the amendments to the 1997 Plan are in the best interests of the Company and its stockholders and recommends a vote FOR this proposal and the reservation of an additional 3,000,000 shares of Common Stock for issuance under the 1997 Plan.

Description of the 1997 Plan

        The following summary is qualified in its entirety by reference to the 1997 Plan, a copy of which is attached to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). In addition, a copy of the 1997 Plan may be obtained upon request by writing or calling the Company at the following address or phone number: EXE Technologies, Inc., 8787 Stemmons Freeway, Dallas, TX 75247, Attention: Investor Relations or by calling (214) 775-6000.

  Types of Options; Eligibility

        The 1997 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options (collectively, "Options"). The 1997 Plan provides that Options may be granted to employees and consultants (collectively, "Optionees") of the Company. Under present law, however, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted to employees of the Company.

  Administration of the Plan

        The 1997 Plan is administered by the Board of Directors which has the authority to grant Options, to prescribe, amend and rescind such rules and regulations and to make such other determinations and establish such other procedures relating to the 1997 Plan as it shall deem advisable. The Board of Directors will determine the terms and provisions of each Option granted under the 1997 Plan, each option agreement and each other agreement that the Board of Directors may require. The Board of Directors may, as it deems advisable, require other agreements in connection with the grant of an Option. All decisions, determinations and interpretations of the Board of Directors pursuant to the 1997 Plan are final and binding on all Optionees. No member of the Board of Directors or person acting pursuant to authority delegated by the Board of Directors will be liable for any good faith determination, act or failure to act in connection with the 1997 Plan or any Option awarded under the 1997 Plan.

        Pursuant to authority granted under the 1997 Plan, the Board of Directors has delegated its powers under the 1997 Plan to:

  •
  the Compensation Committee, which has the authority to grant options to members of senior management and consultants to the Company; and

  •
  the Employee Stock Option Committee, which has the authority to grant options to all employees other than members of senior management.

        All references herein to the Board of Directors, unless otherwise indicated, mean the Board of Directors together with the Compensation Committee and the Employee Stock Option Committee.

        Whenever Options under the 1997 Plan expire, terminate or otherwise become unexerciseable for any reason without having been exercised in full, the shares of Common Stock which were subject to such Options may again be available for grant under the 1997 Plan, subject, however, in the case of incentive stock options, to any limitation required under the Code.

        If the outstanding shares of Common Stock are changed by reason of any stock split, reverse stock split, stock dividend, reclassification and recapitalization or automatic conversion of shares of one class of stock to those of another by operation of the terms of such stock, the Board of Directors will proportionately adjust the relevant provisions of outstanding Options to the extent the Board of Directors determines that such an adjustment is necessary and appropriate.

  Plan Benefits

        As of April 1, 2002, approximately 520 persons were eligible to receive Options under the 1997 Plan, including four executive officers. The granting of Options under the 1997 Plan is discretionary, and the Company cannot now determine the number or type of Options to be granted in the future to any particular person or group.

        On April 1, 2002, the last reported sale price of the Company's Common Stock on the Nasdaq National Market was $2.05.

        Since adoption of the 1997 Plan in September 1997, the following options have been granted under the 1997 Plan to the following persons and groups:

No. of Shares
Named Executive Officers
Raymond R. Hood, Chairman and Chief Executive Officer	800,000
Kenneth J. Powell, President and Chief Operating Officer	1,000,000
Michael A. Burstein, Senior Vice President, Finance, Chief Financial Officer and Treasurer	500,000
Mark R. Weaser, Senior Vice President and Managing Director, Asia Pacific/Japan	444,896
David E. Alcala, Former Executive Officer	539,583
Christopher F. Wright, Former Executive Officer	160,000
All Current Executive Officers as a Group	2,784,479
All Current Directors who are not Executive Officers as a Group	0
Each Director Nominee
Jay C. Hoag	0
William J. Lansing	0
Each Associate of any of such Directors, Executive Officers or Nominees	0
Each Other Person who Received or is to Receive Five Percent of options under the 1997 Plan	0
All Employees and Consultants, including all Current Officers who are not Executive Officers, as a group	7,309,808

  Terms of Options

        Generally.    Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant.

        Vesting.    Unless otherwise provided by the Board of Directors, each Option granted under the 1997 Plan will vest and become exercisable as follows:

  •
  25% of the shares subject to the Option shall vest on the first anniversary of the date of grant; and

  •
  the remaining 75% of the shares subject to the Option shall vest at a rate of 2.083% of the total number of shares subject to the Option on the last day of each month after the first anniversary of the date of grant.

        Grant of Options.    The Board of Directors may in its sole discretion grant Options to purchase shares of the Company's Common Stock and issue shares upon exercise of such Options as provided in the 1997 Plan. Currently, incentive stock options may be awarded only to the Company's employees pursuant to Section 422 of the Internal Revenue Code. An Option which is not intended to be an incentive stock option shall be designated a nonqualified stock option.

        Option Exercise Price.    Optionees receive the right to purchase a specified number of shares of the Company's Common Stock at a specified option price established by the Board of Directors at the time each Option is granted. Incentive stock options may not be granted at an exercise price less than 100% of the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to Optionees holding more than 10% of the voting power of the Company). Nonqualified options may be granted at an exercise price which may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant, but in no event less than $0.01 per share.

        Duration and Exercise of Options.    Each Option granted under the 1997 Plan is exercisable only for whole shares at such times and subject to such terms and conditions as the Board of Directors may specify in the applicable option agreement. Options may be exercised by delivery to the Company by the proper person of a written notice of exercise in the form provided for in the option agreement, together with payment in full, in a form determined by the Board of Directors, for the number of shares for which the Option is exercised and delivery of any agreements required by the Board of Directors or the particular option agreement. The 1997 Plan permits the payment of the exercise price of Options by cash or check or such other consideration or method of payment as the Board of Directors may from time to time determine including, subject to certain exceptions and such rules as may be established by the Board of Directors, delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Common Stock acquired upon exercise to pay for all of the Common Stock acquired upon exercise and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be made at the Optionee's direction at the time of exercise. Options may not be granted for a term in excess of ten years.

        Termination of Employment or Consulting Status.    In the event that an Optionee's employment or consulting relationship with the Company is terminated for any reason, other than the death or disability of the Optionee, no further shares will become exercisable unless the Board of Directors provides otherwise, and those shares that are already exercisable will be forfeited if they are not exercised within:

  •
  three months from the date the employment or consulting relationship terminates;

  •
  such other period of time as is determined by the Board of Directors and set forth in the applicable option agreement; or

  •
  if sooner, the expiration date of the applicable Option.

        In the event that an Optionee dies or becomes disabled while employed or engaged by the Company, no further shares will become exercisable unless the Board of Directors provides otherwise, and the Optionee's legal guardian or representative or, in the case of death, the Optionee's executor or administrator may, subject to certain exceptions, exercise within 12 months the Options that were exercisable by the Optionee on the date of his or her death or disability.

        In addition, all of an Optionee's unexercised Options will terminate, and all exercised Options for which a certificate has not been issued will be subject to forfeiture and refund of the exercise price, if he or she:

  •
  is terminated by the Company for cause;

  •
  has engaged in any type of disloyalty to the Company, including but not limited to, fraud, embezzlement, theft or dishonesty in the course of the Optionee's employment or consulting relationship with the Company;

  •
  has been convicted of a felony or other crime involving a breach of trust or fiduciary duty owed to the Company;

  •
  has made an unauthorized disclosure of the Company's trade secrets or confidential information; or

  •
  has breached a confidentiality agreement or non-competition agreement with the Company.

The Company may withhold delivery of stock certificates related to the exercise of an Option pending the resolution of any inquiry that could lead to a finding resulting in forfeiture, as described above.

        Consequences of a Change in Control.    A change in control means, among other things, the dissolution or liquidation of the Company, the sale of substantially all of the assets of the Company or the merger or consolidation of the Company with another Company. Upon the occurrence of a change in control, the Board of Directors has the right, in its sole discretion, to provide that all outstanding Options will become exercisable in full and/or establish an earlier date for the expiration of the Option. In addition, in the event of a change in control, the Board of Directors has the right, in its sole discretion, and subject to and conditioned upon the sale of substantially all of the stock or assets of the Company, or a merger or consolidation of the Company, to:

  •
  arrange for the successor company to assume all of the Company's rights and obligations under the 1997 Plan; or

  •
  terminate the 1997 Plan and (a) pay cash to each Optionee, for each share that is exercisable, in an amount equal to the difference between the exercise price and the fair market value of the Company's Common Stock, (b) arrange for the exchange of all Options for options to purchase Common Stock of the successor company, or (c) distribute to each Optionee other property equal to the property that the Optionee would have received if he or she had owned the shares subject to exercisable Options as of the date of such change in control of the Company.

        General Restrictions.    No person shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving an Optionee the right to continued employment with the Company or any other relationship with the Company. The Board of Directors may modify, extend or renew any Option unless such modification, extension or renewal would cause the Option to cease to be an incentive stock option. Subject to the provisions of the applicable Option, no Optionee or designated beneficiary of an Optionee has any rights as a stockholder with respect to any shares of Common Stock to be distributed under the 1997 Plan until the Option has been exercised and a stock certificate has been issued to the Optionee with respect to the shares purchased upon such exercise. The 1997 Plan will be governed by and construed in accordance with Delaware law.

        Transferability.    Options may not be sold, pledged, assigned, transferred or disposed of by the Optionee, except by will or the laws of descent and distribution and, during the life of the Optionee, may be exercisable only by the Optionee.

        Effective Date, Termination and Amendment.    The 1997 Plan was adopted by the Board of Directors and approved by the stockholders of the Company on September 15, 1997 and became effective on that date. No Options may be granted under the 1997 Plan after September 14, 2007 but Options previously granted may extend beyond that date. The Board of Directors may suspend, terminate, discontinue, alter or amend the 1997 Plan at any time, subject to certain exceptions.

  Federal Income Tax Consequences

        The following is a summary of the United States federal income tax consequences that generally will arise with respect to Options granted under the 1997 Plan. This summary is based on the federal tax laws in effect as of the date of this Proxy Statement. Changes to these laws could alter the tax consequences described below.

        Incentive Stock Options.    In general, an Optionee will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, an Optionee will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the Option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the Optionee to the alternative minimum tax.

        Generally, the tax consequences of selling ISO Stock will vary depending on the date on which it is sold. If the Optionee sells ISO Stock more than two years from the date the Option was granted (the "Grant Date") and more than one year from the date the Option was exercised (the "Exercise Date"), then the Optionee will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

        If the Optionee sells ISO Stock prior to satisfying the above waiting periods (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the Optionee will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the Optionee has held the ISO Stock for more than one year prior to the date of sale.

        If an Optionee sells ISO Stock for less than the exercise price, then the Optionee will recognize capital loss in an amount equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the Optionee has held the ISO Stock for more than one year prior to the date of sale.

        Nonqualified Stock Options.    As in the case of an incentive stock option, an Optionee will not recognize taxable income upon the grant of a nonqualified stock option. Unlike the case of an incentive stock option, however, an Optionee who exercises a nonqualified stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the Option ("NSO Stock") on the Exercise Date over the exercise price.

        With respect to any NSO Stock, an Optionee will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the Option. Upon selling NSO Stock, an Optionee generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the Optionee's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the Optionee has held the NSO Stock for more than one year prior to the date of the sale.

        Tax Consequences to the Company.    The grant of an Option under the 1997 Plan generally will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the 1997 Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a Optionee under the 1997 Plan, including in or as a result of the exercise of a nonqualified stock option or a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

PROPOSAL 3

APPROVAL OF AMENDMENT TO
AMENDED AND RESTATED
STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

        The Board of Directors of the Company believes that its ability to attract and retain experienced and qualified members to serve as directors is important to the Company's growth, corporate strategy and future success. The Board of Directors further believes that its ability to attract members depends, in part, upon the continued ability of the Company to grant stock options to such persons under its Amended and Restated Stock Option Plan for Non-Employee Directors (the "Director Plan"). Accordingly, on April 4, 2002, the Board of Directors voted, subject to stockholder approval, to adopt an amendment to the Director Plan to increase the number of shares of Common Stock authorized for issuance under the Director Plan from 300,000 shares to 600,000 shares (subject to adjustment in the event of stock splits and other similar events).

        The Company's Director Plan was originally approved by the Board of Directors and the stockholders in September 1997. The Director Plan was amended and restated in February 2000 and April 2002.

        The Board of Directors believes that the amendment to the Director Plan is in the best interests of the Company and its stockholders and recommends a vote FOR this proposal and the reservation of an additional 300,000 shares of Common Stock for issuance under the Director Plan.

Description of the Director Plan

        The following summary is qualified in its entirety by reference to the Director Plan, a copy of which is attached to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). In addition, a copy of the Director Plan may be obtained upon request by writing or calling the Company at the following address or phone number: EXE Technologies, Inc., 8787 Stemmons Freeway, Dallas, TX 75247, Attention: Investor Relations or by calling (214) 775-6000.

  Types of Options; Eligibility

        The Director Plan provides for the grant of nonqualified stock options (collectively, "Director Options") to the Company's non-employee directors (collectively, "Director Optionees").

  Administration of the Director Plan

        The Director Plan is administered by the Board of Directors, which has plenary authority to interpret the Director Plan, to prescribe, amend and rescind such rules and regulations and to make all other determinations, which shall be conclusive, that it deems necessary and advisable for the administration of the Director Plan. Each option agreement will have such form, terms and provisions, not inconsistent with the provisions of the Director Plan, as the Board of Directors shall provide for such Director Option. In the event that any provision of an option agreement differs from the terms of the Director Plan, the Director Plan provisions shall govern. The Board of Directors may, as it deems advisable, require other agreements in connection with the grant of a Director Option.

        Whenever Director Options under the Director Plan terminate, expire or are cancelled for any reason without having been exercised, the shares of Common Stock that were subject to such Director Options may again be available for grant under the Director Plan.

        If the Board of Directors determines that a corporate transaction or event, such as a stock split, affects shares of Common Stock such that an adjustment is appropriate to prevent dilution or enlargement of benefits under the Director Plan, then the Board of Directors may adjust the number of shares available for grant under the Director Plan, the number of shares subject to outstanding Director Options, and the grant or exercise price with respect to any Director Option. Alternatively, if the Board of Directors deems it appropriate, it may make a cash payment to the holder of an outstanding Director Option in exchange for cancellation of the Director Option.

  Director Plan Benefits

        As of April 1, 2002, there were seven non-employee directors eligible to receive Director Options under the Director Plan. The Director Plan provides for the automatic grant of Director Options, as described below under the heading "Grant of Options," and for discretionary grants of Director Options, from time to time as determined by the Board of Directors.

        On April 1, 2002, the last reported sale price of the Company Common Stock on the Nasdaq National Market was $2.05.

        Since adoption of the Director Plan in September 1997, the Board of Directors has granted options to the following individuals or groups: (i) Named Executive Officers (0 options); (ii) all current executive officers as a group (0 options); (iii) all current directors who are not executive officers as a group (150,000 options); (iv) each director nominee, Jay C. Hoag (0 options), William J. Lansing (0 options); (v) each associate of any of such director, executive officer or nominee (0 options); (vi) each other person who received or is to receive five percent of options under the Director Plan (0 options); and (vii) all employees, including all current officers who are not executive officers, as a group (0 options).

  Terms of Options

        Grant of Options.    The Board of Directors, in its sole discretion, may grant Director Options in amounts and subject to such conditions as the Board of Directors may prescribe in an applicable option agreement. Each Director Option granted under the Director Plan will be designated a nonqualified stock option. The Director Plan provides for the following automatic grants of Director Options:

  •
  Initial Grant.  Each person who is first elected, appointed or otherwise first becomes a non-employee director after September 15, 1997 shall receive an Director Option to purchase 25,000 shares of Common Stock as of the date on which such person first becomes a non-employee director; and

  •
  Subsequent Grants.  Each non-employee director who is re-elected shall, as of the first day of such non-employee director's new three-year term, receive an Director Option to purchase 25,000 shares of Common Stock, subject to certain exceptions where this subsequent grant would lead to more than one initial grant or subsequent grant within a single three year period.

        Option Exercise Price.    Director Optionees receive the right to purchase a specified number of shares of Common Stock at an option price equal to the fair market value of a share of the Company's Common Stock on the date of grant.

        Duration and Exercise of Options; Vesting.    Each Director Option granted under the Director Plan shall be exercisable at such times and subject to such terms and conditions as the Board of Directors may specify in the applicable option agreement. Unless specified otherwise in an option agreement, each Director Option will become exercisable as to 25% of the shares subject to such Director Option on each anniversary of the date the Director Option is granted, beginning on the first anniversary of the grant date provided that the Director Optionee is still a director of the Company on such anniversary. The unexercised portion of any Director Option granted under the Director Plan will automatically and without notice terminate and become null and void at the expiration of 10 years from the date on which such Director Option was granted.

        Director Options may be exercised by delivery by the Director Optionee of a written notice of exercise to the corporate secretary of the Company. The notice of exercise shall be accompanied by payment in full for the number of shares for which the Director Option is exercised and delivery of any agreements required by the Board of Directors or the particular option agreement. Payment for shares with respect to which a Director Option is exercised may be made in any combination of:

  •
  cash or certified or official bank check payable to the Company;

  •
  delivery of previously acquired shares of Common Stock owned by the Director Optionee for at least six months (or such longer or shorter period as the Board of Directors may prescribe) having a fair market value (determined as of the option exercise date) equal to the portion of the option exercise price being paid thereby;

  •
  subject to certain exceptions and such rules as may be established by the Board of Directors, delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Common Stock acquired upon exercise to pay for all of the Common Stock acquired upon exercise and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be made at the Director Optionee's direction at the time of exercise; and/or

  •
  such other payment methods as the Board of Directors may allow, subject to the terms of the Director Plan.

        Termination of Service with the Company.    In the event that a Director Optionee's service with the Company terminates for any reason other than the death or disability of the Director Optionee, no further shares will become exercisable unless the Board of Directors provides otherwise, and those shares that are exercisable will be forfeited if they are not exercised within three months. In the event that a Director Optionee dies or becomes disabled during his or her service with the Company, no further shares will become exercisable unless the Board of Directors provides otherwise, and those shares that are exercisable will be forfeited if they are not exercised within 12 months from the date the Director Optionee's service terminates due to death or disability.

        In addition, all of a Director Optionee's unexercised Director Options shall terminate, and all exercised Director Options for which a certificate has not been issued shall be subject to forfeiture and refund of the exercise price, if his or her service with the Company is terminated and the Board of Directors determines that the Director Optionee:

  •
  has engaged in any type of disloyalty to the Company, including but not limited to, fraud, embezzlement, theft or dishonesty in the course of the Director Optionee's service with the Company;

  •
  has been convicted of a felony or other crime involving a breach of trust or fiduciary duty owed to the Company; or

  •
  has made an unauthorized disclosure of the Company's trade secrets or confidential information.

        Consequences of a Change in Control.    A change in control means, among other things, the dissolution or liquidation of the Company, the sale of substantially all of the assets of the Company or the merger or consolidation of the Company with another company. Upon the occurrence of a change in control, the Board of Directors shall have the right, in its sole discretion, to provide that all outstanding Director Options will become exercisable in full and/or establish an earlier date for the expiration of the Director Options. In addition, in the event of a change in control, the Board of Directors shall have the right, in its sole discretion, and subject to and conditioned upon the sale of substantially all of the stock or assets of the Company, or a merger or consolidation of the Company, to:

  •
  arrange for the successor company to assume all of the Company's rights and obligations under the Director Plan; or

  •
  terminate the Director Plan and (a) pay cash to each Director Optionee, for each share that is exercisable, in an amount equal to the difference between the exercise price and the fair market value of the Company's Common Stock, (b) arrange for the exchange of all Director Options for options to purchase Common Stock of the successor company, or (c) distribute to each Director

    Optionee other property equal to the property that the Director Optionee would have received if he or she had owned the shares subject to exercisable Director Options as of the date of such change in control of the Company.

        General Restrictions.    The grant of a Director Option shall not be construed as giving a Director Optionee the right to continue as member of the Board of Directors or affect the Company's right to terminate the Director Optionee's service as a member any time, subject to the provisions of any agreement between the Company and the Director Optionee. Subject to the provisions of the applicable Director Option, no Director Optionee or designated beneficiary of a Director Optionee has any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Director Plan until certificates for such shares have actually been issued upon the exercise of the Director Option. The Director Plan will be governed by and construed in accordance with Delaware law.

        Transferability.    No Director Optionee may transfer his or her Director Option or any right evidenced thereby other than to his or her family members or to an entity that he or she controls, or by will or the laws of descent and distribution. During the lifetime of a Director Optionee, only the Director Optionee (or the Director Optionee's court-appointed legal representative) may exercise a Director Option.

        Effective Date, Termination and Amendment.    The Director Plan was adopted by the Board of Directors and by the stockholders of the Company on September 15, 1997. No Director Options shall be granted under the Director Plan after September 14, 2007 but Director Options previously granted may extend beyond that date. The Board of Directors may terminate or amend the Director Plan at any time, subject to certain exceptions.

  Federal Income Tax Consequences

        The following is a summary of the United States federal income tax consequences that generally will arise with respect to Director Options granted under the Director Plan. This summary is based on the federal tax laws in effect as of the date of this Proxy Statement. Changes to these laws could alter the tax consequences described below.

        Nonqualified Stock Options.    A Director Optionee will not recognize taxable income upon the grant of a nonqualified stock option. A Director Optionee who exercises a nonqualified stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the Director Option ("Director NSO Stock") on the exercise date over the exercise price.

        With respect to any Director NSO Stock, a Director Optionee will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the Director Option. Upon selling Director NSO Stock, a Director Optionee generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the Director NSO Stock and the Director Optionee's tax basis in the Director NSO Stock. This capital gain or loss will be a long-term gain or loss if the Director Optionee has held the Director NSO Stock for more than one year prior to the date of the sale.

        Tax Consequences to the Company.    The grant of a Director Option under the Director Plan generally will have no tax consequences to the Company. Moreover, in general, neither the exercise of a Director Option nor the sale of any Common Stock acquired under the Director Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a Director Optionee under the Director Plan as a result of the exercise of a nonqualified stock option.

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Board of Directors, at the recommendation of the Audit Committee, has selected the firm of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended December 31, 2002. Ernst & Young LLP has served as the Company's independent auditors since 1997. Although stockholder approval of the Board of Directors' selection of Ernst & Young LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders the opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Board of Directors will reconsider its selection of Ernst & Young LLP. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

        The Board of Directors believes that the ratification of the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2002 is in the best interests of the Company and its stockholders and recommends a vote for this proposal.

  Audit Fees

        Ernst & Young LLP billed the Company an aggregate of $359,441 in fees for professional services rendered in connection with the audit of the Company's financial statements and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2001.

  Financial Information Systems Design and Implementation Fees

        Ernst & Young LLP did not perform any professional services for the Company and its affiliates during the fiscal year ended December 31, 2001 in connection with financial information systems design or implementation, the operation of the Company's information systems or the management of its local area network.

  All Other Fees

        Ernst &Young LLP billed the Company an aggregate of $389,604 in fees for other services rendered to the Company and its affiliates for the fiscal year ended December 31, 2001, consisting of audit related services of $177,832 and non-audit services of $211,772. Audit related fees generally include fees and expenses for statutory audits, accounting consultations and filings with the Securities and Exchange Commission. Non-audit services primarily consist of tax compliance and tax planning services.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Based solely on its review of reports filed by "reporting persons" of the Company under Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)"), the Company believes that for the year ended December 31, 2001 all filings required to be made by reporting persons were timely made in accordance with the requirements of Section 16(a).

OTHER MATTERS

        The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

        All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names and, as required by law, the Company will reimburse them for out-of-pocket expenses incurred on behalf of the Company.

Householding of Annual Meeting Materials

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of the Company's proxy statement or annual report may have been sent to multiple stockholders in the same household. The Company will promptly deliver a separate copy of either document to any stockholder upon request by writing or calling the Company at the following address or phone number: EXE Technologies, Inc., 8787 Stemmons Freeway, Dallas, TX 75247, Attention: Investor Relations or by calling (214) 775-6000. Any stockholder who wants to receive separate copies of the annual report and proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker, or other nominee record holder, or contact the Company at the above address and phone number.

STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS

        Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") for inclusion in the Company's proxy materials for its 2003 Annual Meeting of Stockholders must be received by the Secretary of the Company at the principal offices of the Company no later than December 31, 2002.

        Written notice of proposals of stockholders submitted outside the processes of Rule 14a-8 under the Exchange Act for consideration at the 2003 Annual Meeting of Stockholders must have been received by the Company on or before March 16, 2003 in order to be considered timely for purposes of Rule 14a-4 under the Exchange Act. The persons designated in the Company's proxy card will be granted discretionary authority with respect to any stockholder proposal with respect to which the Company does not receive timely notice.

                      By Order of the Board of Directors,

                      /s/ Neil A. Cooper

                      Neil A. Cooper,
                       General Counsel and Secretary

April 30, 2002

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

Appendix A

EXE TECHNOLOGIES, INC.
Audit Committee of the Board of Directors
Charter

The Audit Committee (the "Committee") is a committee of the Board of Directors of EXE Technologies, Inc. (the "Company"). Its primary function is to assist the Board of Directors in fulfilling its oversight responsibilities to the stockholders, relating to corporate accounting, the reporting practices of the Company, the quality and integrity of the financial reports of the Company, the systems of internal controls which management and the Board of Directors has established and the audit process. In performing its functions, the Committee will endeavor to facilitate free and open communication between the Committee, Board of Directors, independent auditors and management. The execution of these responsibilities is further enumerated below.

The Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the independent auditor, in accordance with its business judgment. The responsibilities set forth herein do not reflect or create any duty or obligation of the Committee to plan, conduct, oversee or determine the appropriate scope of any audit, or to determine that the Company's financial statements are complete, accurate, fairly presented, or in accordance with Generally Accepted Accounting Principles or applicable law. In exercising its business judgment, the Committee shall rely on the information and advice provided by the Company's management and/or its independent auditor.

Composition

The membership of the Committee shall consist of at least three members of the Board of Directors, all of whom shall be independent (as defined below) and financially literate (as defined by applicable laws, rules and regulations), who shall serve at the pleasure of the Board of Directors. Committee members and the chairman shall be designated by the full Board of Directors.

Independence. A director is independent if he or she is not an officer or employee of the Company or its subsidiaries, if he or she has no relationship which, in the opinion of the Board of Directors, would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director, and if he or she meets the requirements of applicable laws, rules and regulations (including those of the Nasdaq Stock Market, as applicable).

Authority

The Committee is granted authority to investigate any activity of the Company. The Committee shall be empowered to retain persons, as necessary, to assist in fulfilling its responsibilities. All employees are directed to cooperate as requested by members of the Committee or persons empowered by the Committee.

Meetings

The Committee will meet at such times as deemed necessary to perform its required duties. As necessary, the Chairman may request that members of management, internal auditors and/or representatives of the independent auditors be present at Committee meetings. Minutes of each meeting are to be prepared by or under the delegation of the Secretary of the Company. The Secretary will maintain a permanent record of minutes. The Committee is expected to:

1.
Provide an open avenue of communication between the independent auditor and the Board of Directors.

2.
Review annually and recommend to the Board of Directors, as appropriate, an update of the Committee's charter.

3.
Recommend to the Board of Directors the independent auditor to be nominated for approval at the Company's annual meeting of stockholders and approve the compensation of the independent auditor.

4.
Review the performance of the independent auditor and approve any proposed discharge of the independent auditor when circumstances warrant.

5.
Review and take, or recommend that the Board of Directors take, appropriate action to oversee the independence of the independent auditor, including, without limitation:

a.
Receiving a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Statement No. 1.

b.
Actively engaging in a dialog with the independent auditor with respect to any disclosed relationships or services that may have an impact on the objectivity and independence of the independent auditor.

6.
Inquire of management and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

7.
Consider, in consultation with the independent auditor, the audit scope and plan of the independent auditor.

8.
Consider and review with the independent auditor, out of the presence of management:

a.
The adequacy of the Company's internal controls, including computerized information system controls and security.

b.
Any related significant findings and recommendations of the independent auditor together with management's responses thereto.

c.
The independent auditor's judgment about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

9.
Review with management and the independent auditor at the completion of the annual examination:

a.
The Company's annual financial statements and related footnotes.

b.
The independent auditor's audit of the financial statements and its report thereon.

c.
Any significant changes required in the independent auditor's audit plan.

d.
Any significant difficulties encountered during the course of the audit (including any restriction on the scope of work or access to required information).

e.
Any significant disagreement among management and the independent auditor in connection with preparation of the financial statements.

f.
Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards, including without limitation the matters about which Statement on Auditing Standards No. 61 requires discussion.

10.
Recommend to the Board of Directors whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission (the "SEC").

11.
Prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meetings or written consents in lieu of such meetings), the report described in Item 306 of Regulation S-K.

12.
Review the Company's SEC filings and other published documents containing the Company's annual financial statements, including any certification, report, opinion or review rendered by the independent auditor.

13.
Direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information, and to discuss promptly with, at a minimum, the Chairman of the Committee and the Chief Financial Officer any matters identified in connection with the independent auditor's review of interim financial information which are required to be discussed by Statement on Auditing Standards No. 61. The Chairman of the Committee shall discuss any such matters with the independent auditor, and, if the other members of the Committee are not involved in this discussion, shall notify the other members of the Committee of any discussions which the independent auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Committee prior to disclosure or filing of the interim financial information, or the Committee's next scheduled meeting.

14.
Direct management to advise the Committee in the event that the Company proposes to file interim financial information prior to completion of review by the independent auditor.

15.
Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets and consider the results of any review of these areas by the independent auditor.

16.
Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and reports received from regulators.

17.
Meet privately at least once per year with the independent auditor and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

18.
Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

19.
At the Committee's discretion, conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, auditors or others to assist it in the conduct of any investigation.

20.
Instruct the independent auditor that the independent auditor shall be accountable to the Committee and the Board of Directors.

21.
Perform such other functions as assigned by law, the Company's Certificate of Incorporation or By-laws, or the Board of Directors.

Last revised: July 30, 2001

Appendix B

EXE TECHNOLOGIES, INC.
1997 INCENTIVE AND NON-QUALIFIED
STOCK OPTION PLAN

As Amended and Restated February 6, 2001

EXE TECHNOLOGIES, INC.
1997 INCENTIVE AND NON-QUALIFIED
STOCK OPTION PLAN

        Section 1.    Name and Purposes of the Plan.

        (a)  Name.    The Plan will be known as the EXE Technologies, Inc. 1997 Incentive and Non-Qualified Stock Option Plan.

        (b)  Purposes.    The purpose of the Plan is to provide key Employees and Consultants with an opportunity to share in the capital appreciation of the Common Stock of the Company. The Options granted pursuant to the Plan are intended to constitute either Incentive Stock Options or Non-Qualified Stock Options, as determined by the Administrator of the Plan at the time of grant.

        Section 2.    Definitions.    As used herein, the following definitions shall apply:

        (a)  "Administrator" shall be the Board or a Committee appointed by the Board pursuant to Section 3 of the Plan, which shall administer the Plan.

        (b)  "Affiliate" shall mean, whether now or hereafter existing, a person or entity that directly, or indirectly controls or is controlled by, or is under common control with, the Company, except that when used in connection with an Incentive Stock Option, "Affiliate" shall mean a Subsidiary.

        (c)  "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

        (d)  "Change of Control" shall mean the happening of an event (excluding a Public Offering) that shall be deemed to have occurred upon the earliest to occur of the following events:

            (i)  the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated;

          (ii)  the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of all or substantially all of the assets of the Company;

          (iii)  the date the stockholders of the Company (or the Board, if stockholder action is not required) and the stockholders of the other constituent corporations (or their respective boards of directors, if and to the extent that stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into another corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's voting capital stock immediately prior to the merger or consolidation will have at least fifty percent (50%) of the ownership of voting capital stock of the surviving corporation immediately after the merger or consolidation (on a fully diluted basis), which voting capital stock is to be held by each such holder in the same or substantially similar proportion (on a fully diluted basis) as such holder's ownership of voting capital stock of the Company immediately before the merger or consolidation;

          (iv)  the date any entity, person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than (A) the Company, (B) any of its Subsidiaries, (C) any of the holders of the capital stock of the Company, as determined on the date that this Plan is adopted by the Board, (D) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (E) any Affiliate of any of the foregoing, shall have acquired beneficial ownership of, or shall have acquired voting control over more than fifty percent (50%) of the outstanding shares of the Company's voting capital stock (on a fully diluted basis), unless the transaction pursuant to which such person, entity or group acquired such beneficial ownership or control resulted from the original issuance by the Company of shares of its voting capital stock and was approved by at least a majority of directors who shall have been members of the Board for at least twelve (12) months prior to the date of such approval;

          (v)  the first day after the date of this Plan when directors are elected such that there shall have been a change in the composition of the Board such that a majority of the Board shall have been members of the Board for less than twelve (12) months, unless the nomination for election of each new director who was not a director at the beginning of such twelve (12) month period was approved by a vote of at least sixty percent (60%) of the directors then still in office who were directors at the beginning of such period; or

          (vi)  the date upon which the Board determines (in its sole discretion) that based on then current available information, the events described in clause (iv) are reasonably likely to occur.

        (e)  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

        (f)    "Committee" shall mean a Committee appointed by the Board in accordance with Section 3(a) of the Plan, if one is appointed, in which event the Committee or Committees, as the case may be, shall possess the power and authority of the Board with respect to the Plan as set forth in Section 3(b) of the Plan.

        (g)  "Common Stock" shall mean the Common Stock, $.01 par value per share, of the Company.

        (h)  "Company" shall mean EXE Technologies, Inc., a Delaware corporation, and any successor in interest that agrees to assume and maintain the Plan.

        (i)    "Consultant" shall mean any person associated with the Company or a Subsidiary who is engaged by the Company or a Subsidiary to render services and is compensated by the Company or Subsidiary for such services, including but not limited to, an advisor or independent contractor, but excluding any director who is not an Employee.

        (j)    "Disability" or "Disabled" with respect to an Optionee shall mean (i) when the Optionee is determined to be disabled within the meaning of any long-term disability policy or program sponsored by the Company covering the Optionee, as in effect as of the date of such determination, or (ii) if no such policy or program shall be in effect, when the Optionee is unable to engage in any substantial gainful activity by reason of a physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The determination of whether an Optionee is Disabled pursuant to subparagraph (ii) shall be determined by the Administrator, whose determination shall be conclusive; provided that: (A) if an Optionee is bound by the terms of an executive Employment Agreement between the Optionee and the Company, then whether the Optionee is "Disabled" for purposes of the Plan shall be determined in accordance with the procedures set forth in said Employment Agreement, if such procedures are therein provided; and (B) an Optionee bound by such an Employment Agreement shall not be determined to be Disabled under the Plan any earlier than he or she would be determined to be disabled under his or her Employment Agreement.

        (k)  "Employee" shall mean any person employed by the Company or any Subsidiary of the Company.

        (l)    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (m)  "Fair Market Value" shall mean, as of any date, the fair market value of a share of Common Stock as determined pursuant to Section 7 hereof.

        (n)  "Incentive Stock Option" shall mean any Option that is intended to be and is designated as an incentive stock option within the meaning of Section 422 of the Code.

        (o)  "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Administrator may,

2

to the extent the Administrator deems it necessary or desirable to comply with Section 162(m) of the Code and applicable regulations thereunder, ensure that each Non-Employee Director also qualifies as an "outside director" as that term is defined in the regulations under Section 162(m) of the Code.

        (p)  "Non-Qualified Stock Option" shall mean any Option that is not intended to or does not qualify as an Incentive Stock Option.

        (q)  "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option, as the case may be, granted pursuant to the Plan.

        (r)  "Option Agreement" shall mean the written agreement by and between the Company and an Optionee under which Optionee may purchase the Shares pursuant to the exercise of an Option.

        (s)  "Optionee" shall mean an Employee or Consultant to whom an Option is granted.

        (t)    "Plan" shall mean this EXE Technologies, Inc. 1997 Incentive and Non-Qualified Stock Option Plan, as amended from time to time.

        (u)  "Public Offering" shall mean the consummation of a firm commitment underwritten public offering of equity securities of the Company registered under the Securities Act.

        (v)  "Sale of the Company" shall mean the earliest of: (i) the closing of a sale, transfer or other disposition of all or substantially all of the shares of the capital stock then outstanding of the Company (except if such transferee is then an Affiliate); (ii) the closing of a sale, transfer or other disposition of all or substantially all of the assets of the Company (except if such transferee is then an Affiliate); or (iii) the merger or consolidation of the Company with or into another corporation (except an Affiliate), other than a merger or consolidation of the Company in which the holders of shares of the Company's voting capital stock outstanding immediately before such merger or consolidation hold greater than fifty percent (50%) of the surviving entity's voting capital stock after such consolidation or merger.

        (w)  "Securities Act" shall mean the Securities Act of 1933, as amended.

        (x)  "Share" or "Shares" shall mean a share or shares of Common Stock, as adjusted in accordance with Section 8 of the Plan, that is allocated to the Plan.

        (y)  "Subsidiary" shall mean, whether now or hereafter existing, a subsidiary or parent corporation of the Company as such term is defined in Sections 424(e), (f) and (g) of the Code.

        (z)  "Vested Amount" shall mean, with respect to each Option, a percentage of the shares for which the Option has become exercisable (subject to the further terms of the Plan) by application of the schedule set forth in Section 4(b).

        Section 3.    Administration.

        (a)  Procedure.    The Plan shall be administered by the Board and/or by one or more Committees, each of which shall consist of not less than two (2) persons appointed by the Board. In the event the Company has a class of equity securities registered under the Exchange Act, the Board shall administer the Plan; provided that it may appoint one or more Committees in accordance with Section 3(b).

        (b)  Committees.    If one or more Committees are appointed by the Board, then the Committees shall possess the power and authority of the Board in administering the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe, which conditions may state that the Committee shall have administrative authority with respect to only a prescribed group of individuals eligible for Options under the Plan.

        Members of a Committee shall be members of the Board and shall serve for such period of time as the Board may determine. From time to time, the Board may increase the size of a Committee and appoint additional members thereto, remove members (with or without cause) and appoint new

3

members in substitution therefore, fill vacancies however caused, or remove all members of a Committee and thereafter directly administer the Plan. Notwithstanding the foregoing, in the event the Company has a class of equity securities registered under the Exchange Act, any Committee that grants Options to individuals who are covered employees pursuant to section 162(m) of the Code and the regulations thereunder, and/or to individuals who are directors, officers or principal stockholders as determined pursuant to Section 16 of the Exchange Act, shall be composed solely of two (2) or more Non-Employee Directors.

  (c)
  Powers of the Administrator.    Subject to the provisions of the Plan (and, in the case of the Committee, the specific duties delegated by the Board to such Committee), the Administrator shall have the authority, in its sole discretion:

          (1)  to determine whether and to what extent Options are granted hereunder;

          (2)  to determine the Fair Market Value of the Common Stock based upon review of relevant information and in accordance with Section 7 of the Plan;

          (3)  to determine the exercise price of the Options in accordance with Section 6(b) of the Plan;

          (4)  to select the Optionees to whom Options may from time to time be granted;

          (5)  to determine the number of Shares to be subject to each Option granted hereunder;

          (6)  to prescribe, amend and rescind rules and regulations relating to the Plan;

          (7)  to determine the terms and provisions of each Option granted under the Plan, each Option Agreement and each other agreement that in the sole discretion of the Administrator may be required (all of which agreements need not be identical with the terms of other Options, Option Agreements or other agreements);

          (8)  to determine the circumstances under which the vesting or exercise date of an Option will be accelerated;

          (9)  to interpret the Plan or any agreement entered into with respect to the grant or exercise of Options;

        (10)  to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Administrator or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the granting or exercise thereof;

        (11)  to determine whether and under what circumstances an Option may be exercised without a payment of cash under Section 6(c) hereof;

        (12)  to terminate the Plan in the event of a Change of Control; and

        (13)  to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

        (d)  Effect of the Administrator's Decision.    All decisions, determinations and interpretations of the Administrator pursuant to the provisions of the Plan shall be final and binding on all Optionees and any other holders of Options.

        (e)  Limitation of Liability.    Notwithstanding anything herein to the contrary, no member of the Board or the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan or any Option awarded hereunder.

4

        Section 4.    Eligibility.

        (a)  Eligible Persons.    Options may be granted at any time and from time to time to any Employee or Consultant who shall be selected by the Administrator. Any grant of Options may include or exclude any Employee or Consultant as the Administrator shall determine in its sole discretion. Consultants who are not also Employees of the Company are eligible to be granted Non-Qualified Stock Options under the Plan but are not eligible to be granted Incentive Stock Options under the Plan.

        (b)  Vesting and Exercisability of Options.    Subject to the provisions of Section 6 hereof and except to the extent the Administrator provides otherwise, each Option shall vest and become exercisable as follows: (i) 25% of the Option shall vest on the first anniversary of the date of grant; and (ii) the remaining 75% shall vest at a rate of 2.083% of the Option on the last day of each month after the first anniversary of the date of grant, with the number of shares vesting each month determined by rounding up to the nearest whole number of shares.

        The Administrator may, but need not, determine that the Vested Amount of each Option shall be exercisable only upon the earlier to occur of: (i) the consummation of a Public Offering; or (ii) the consummation of a Sale of the Company. The unvested portion of each Option may not be exercised. In addition, as specified in Section 3(c)(8), the Administrator may determine the circumstances under which the vesting or exercise date of an Option will be accelerated.

        (c)  Effect Upon Engagement.    The Plan will not confer upon any Optionee any right with respect to the continuation of any employment, consulting or any other relationship with the Company nor will it interfere in any way with such Optionee's right or the Company's right to terminate that Optionee's employment, consulting or other relationship with the Company at any time, whether with or without cause.

        Section 5.    Stock Subject to the Plan.

        (a)  Maximum Number of Shares.    Subject to the provisions of Section 8 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is Twelve Million (12,000,000) Shares. The Shares may be authorized, but unissued or reacquired, Common Stock. In the event the Company has a class of equity securities registered under the Exchange Act, the maximum number of Shares with respect to which Options may be granted under the Plan to any Employee during any calendar year is One Million (1,000,000) Shares.

        (b)  Return of Shares to the Plan.    If an Option expires, is terminated or becomes unexercisable for any reason without having been exercised in full, then the unpurchased Shares subject thereto shall, unless the Plan shall have been terminated, return to the Plan and become available for future grant under the Plan.

        Section 6.    Terms and Conditions of Options.

        Each Option granted under the Plan shall be authorized by the Administrator and shall be evidenced by an Option Agreement, which shall state or incorporate by reference all other terms and conditions of the Plan including, without limitation, the following terms and conditions:

        (a)  Number of Shares.    The Option Agreement shall state the number of Shares subject to the Option.

        (b)  Option Exercise Price.    The per Share exercise price for the Shares to be issued pursuant to the exercise of an Incentive Stock Option shall be stated in the Option Agreement and shall be no less than the Fair Market Value per share of the Common Stock on the date such Option is granted, without regard to any restriction other than a restriction that by its terms will never lapse; provided, however, that any Incentive Stock Option granted under this Plan to an Employee who, at the time such Option is granted, owns more than ten percent (10%) of the current total combined voting power

5

of all classes of the capital stock of the Company, shall have an exercise price per Share of not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date such Option is granted. The per Share exercise price for the Shares to be issued pursuant to the exercise of a Non-Qualified Stock Option shall be stated in the Option Agreement and shall be determined by the Administrator but shall be at least $.01 per Share.

        (c)  Consideration.    The consideration to be paid for the Shares to be issued upon the exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of: (i) cash; (ii) check; or (iii) such other consideration and method of payment as the Administrator may from time to time determine. In making its determination as to the type of consideration to accept, the Administrator shall consider if the acceptance of such consideration may be reasonably expected to benefit the Company.

        (d)  Form of Option.    The Option Agreement shall state whether the Option granted thereunder is intended to be an Incentive Stock Option or a Non-Qualified Stock Option.

        (e)  Exercise of an Option.

          (1)  Unless otherwise provided by the Administrator, the Vested Amount of any Option granted hereunder shall be exercisable, in whole or in part, at such times and under such further conditions as may be determined by the Administrator and as set forth in the Option Agreement.

          (2)  An Option may not be exercised for a fraction of a Share.

          (3)  An Option may not be exercised after the date of expiration of its term as shall be set forth in the Option Agreement.

          (4)  An Option shall be deemed to have been exercised when written notice of such exercise has been received by the Company at its principal executive office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option, and full payment for the Shares with respect to which the Option is to be exercised has been received by the Company, accompanied by any agreements required by the Administrator or the terms of the Plan and/or Option Agreement. An Optionee shall have no right to vote or receive dividends and shall have no other rights as a stockholder with respect to the Shares, notwithstanding the exercise of the Option, until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock Certificate evidencing such Shares. No adjustment shall be made for a dividend or other right for which the record date is prior to the date a stock Certificate with respect to the Shares is issued.

          (5)  As soon as practicable after the proper exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a Certificate or Certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the Certificate(s) representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any applicable listing requirements of any national or regional securities exchange or any law or regulation applicable to the issuance or delivery of such Shares.

          (6)  The exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available both for purposes of the Plan and for sale under the Option by the number of Shares as to which the Option is exercised.

6

        (f)    Termination of Options.

          (1)  Termination in General.    Unless sooner terminated as provided in this Plan, each Option shall be exercisable for the period of time as shall be determined by the Administrator and set forth in the Option Agreement and shall be void and unexercisable thereafter.

          (2)  Termination of Relationship with the Company.    Unless sooner terminated as provided in this Plan, in the event of the termination of an Optionee's employment or consulting relationship with the Company (as the case may be) for any reason other than the death or Disability of the Optionee, such Optionee may, within three (3) months (or such other period of time as is determined by the Administrator) from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option up to the Vested Amount as of the date of termination, but only to the extent that the Optionee was entitled to exercise the Option on the date of such termination. To the extent the Optionee was not entitled to exercise the Option on the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option will terminate.

          (3)  Death or Disability.    Unless sooner terminated as provided in this Plan, in the event of the death or Disability of an Optionee while employed or engaged by the Company (as the case may be), Options held by such Optionee that are exercisable on the date of Disability or death shall be exercisable up to the Vested Amount as of the date of Disability or death for a period of twelve (12) months commencing on the date of the Optionee's Disability or death. Such Options may be exercisable by the Optionee or his or her legal guardian or representative or, in the case of death, by his or her executor(s) or administrator(s); provided, however, if such disabled Optionee shall commence any employment or engagement during such twelve (12) month period with or by a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined solely in the judgment of the Administrator, then all Options held by such Optionee that have not yet been exercised shall terminate immediately upon the commencement thereof.

          (4)  Agreement to Terminate.    Options may be terminated at any time by agreement between the Company and the Optionee.

        (g)  Other Provisions.

          (1)  Notwithstanding any provision in this Plan or an Option Agreement to the contrary, no Option granted to any Optionee under this Plan shall be treated as an Incentive Stock Option to the extent that such Option would cause the aggregate Fair Market Value of all Shares with respect to which Incentive Stock Options are exercisable by such Optionee for the first time during any calendar year (determined as of the date of grant of each such Option) to exceed $100,000. For purposes of determining whether an Incentive Stock Option granted to an Optionee would cause the aggregate Fair Market Value to exceed the $100,000 limitation, such Incentive Stock Options shall be taken into account in the order granted. For purposes of this subsection, Incentive Stock Options granted to an Optionee shall include all incentive stock options under all plans of the Company or any Subsidiary that are incentive stock option plans within the meaning of Section 422 of the Code. Options may be exercised in any order elected by the Optionee, whether or not the Optionee holds any unexercised Options under this Plan or any other plan of the Company.

          (2)  Notwithstanding any other provision of this Plan or an Option Agreement to the contrary, no Option shall be (A) granted under this Plan after ten (10) years from the date on which this Plan is adopted by the Administrator, or (B) exercisable more than ten (10) years from the date of grant; provided that if an Incentive Stock Option shall be granted under this Plan to any Employee

7

  who, at the time of the grant of such Option, owns stock possessing more than ten percent (10%) of the total combined voting power for all classes of the Company's capital stock, the foregoing clause (B) shall be deemed modified by substituting the term "five (5) years" for the term "ten (10) years" that appears therein.

        Section 7.    Fair Market Value of Common Stock.

        The Fair Market Value of a Share of Common Stock, as of any date, shall be determined as follows:

        (a)  If the Shares of Common Stock are listed on a national or regional securities exchange or traded through NASDAQ/NMS, then the Fair Market Value of a share of Common Stock shall be the closing price for a share of Common Stock on the exchange or on NASDAQ/NMS, as reported in The Wall Street Journal or such other source as the Administrator deems reliable on the relevant valuation date, or if there is no trading on that date, on the next trading date.

          (b)  If the Shares of Common Stock are traded in the over-the-counter market, then the Fair Market Value of a share of Common Stock shall be the mean of the bid and asked prices for a share of Common Stock on the relevant valuation date as reported in The Wall Street Journal or other source the Administrator deems reliable (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations ("NASDAQ") System or the NASD OTC Bulletin Board), or if there is no trading on such date, on the next trading date.

          (c)  In the absence of an established market for the Common Stock, the Fair Market Value of a share of Common Stock shall be determined by the Board in its sole discretion.

        Section 8.    Adjustments.

        (a)  Adjustments.    Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, and the price per Share of the Common Stock covered by an Option will each be proportionately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits, stock dividends, reclassifications and recapitalizations or automatic conversion of shares of one class of stock to those of another by operation of the terms of such stock. Such adjustment shall be made by the Administrator whose determination in that respect will be final, binding and conclusive. Except as provided herein, no issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, will affect, and no adjustment by reason thereof will be made with respect to, the number or price of shares of Common Stock subject to an Option.

        (b)  No Fractional Shares.    No fractional Shares shall be issuable on account of any action aforesaid, and the aggregate number of Shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the number of whole Shares resulting from such action, unless the Administrator, in its sole discretion, shall determine to issue scrip Certificates in respect to any fractional Shares, which scrip Certificates shall be in a form and have such terms and conditions as the Administrator in its discretion shall prescribe.

        Section 9.    Rights as a Stockholder.

        An Optionee shall have no rights as a stockholder of the Company and shall not have the right to vote nor receive dividends with respect to any Shares subject to an Option until such Option has been exercised and a stock Certificate with respect to the Shares purchased upon such exercise of the Option has been issued to Optionee as set forth in Section 6(e)(4) and (5) hereof.

8

        Section 10.    Forfeiture.

        Notwithstanding any other provision of this Plan, (a) if an Optionee's employment with the Company is terminated by the Company pursuant to the cause termination provisions of an applicable employment agreement, or (b) if the Optionee's employment or consulting relationship with the Company (as the case may be) is terminated and the Board makes a determination that the Optionee (1) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of Optionee's employment or consulting relationship, (2) has been convicted of a felony or other crime involving a breach of trust or fiduciary duty owed to the Company, (3) has made an unauthorized disclosure of trade secrets or confidential information of the Company, or (4) has breached any confidentiality agreement or non-competition agreement with the Company in any material respect, then, at the election of the Board, all unexercised Options held by the Optionee (whether or not then exercisable) shall terminate. In the event of such an election by the Board, in addition to immediate termination of all unexercised Options, the Optionee shall forfeit all Shares for which the Company has not yet delivered stock Certificates to the Optionee and the Company shall refund to the Optionee the exercise price paid to it upon exercise of the Option with respect to such Shares. Notwithstanding anything herein to the contrary, the Company may withhold delivery of stock Certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture.

        Section 11.    Time of Granting Options.

        The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination to grant the Option or such other date as is determined by the Administrator. Notice of the determination shall be given to each Optionee to whom an Option is so granted within a reasonable time after the date of such grant.

        Section 12.    Modification, Extension, Renewal of Option.

        Subject to the terms and conditions of the Plan, the Administrator may modify, extend or renew an Option, or accept the surrender of an Option (to the extent not theretofore exercised); provided that no Incentive Stock Option may be modified, extended or renewed if such action would cause such Option to cease to be an incentive stock option within the meaning of Section 422 of the Code.

        Section 13.    Transferability.

        No Option may be sold, pledged, assigned, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, his or her Options shall be exercisable by the Optionee. In the event of the Optionee's legal incapacity or Disability, the Option is exercisable by the Optionee's legal guardian or representative.

        Section 14.    Power of Board if Change of Control.

        Notwithstanding anything to the contrary set forth in this Plan, in the event of a Change of Control, the Board shall have the right, in its sole discretion, to accelerate the vesting of all Options that have not vested as of the date of the Change of Control and/or to establish an earlier date for the expiration of the exercise of an Option (notwithstanding a later expiration of exercisability set forth in an Option Agreement). In addition, in the event of a Change of Control of the Company, the Board shall have the right, in its sole discretion, subject to and conditioned upon a Sale of the Company: (a) to arrange for the successor company (or other entity) to assume all of the rights and obligations of the Company under this Plan; or (b) to terminate this Plan and (i) to pay to all Optionees cash with respect to those Options that are vested as of the date of the Sale of the Company in an amount equal to the difference between the Option Price and the Fair Market Value of a Share of Common Stock (determined as of the date the Plan is terminated) multiplied by the number of Options that are vested as of the date of the Sale of the Company which are held by the Optionee as of the date of the Sale of

9

the Company, or (ii) to arrange for the exchange of all Options for options to purchase common stock in the successor corporation, or (iii) to distribute to each Optionee other property in an amount equal to and in the same form as the Optionee would have received from the successor corporation if the Optionee had owned the Shares subject to Options that are vested as of the date of the Sale of the Company rather than the Option at the time of the Sale of the Company. The form of payment or distribution to the Optionee pursuant to this Section shall be determined by the Board in its sole discretion.

        Section 15.    Amendment or Termination of the Plan.

        Insofar as permitted by law and the Plan, the Board may at any time suspend, terminate, discontinue, alter or amend the Plan in any respect whatsoever; provided, however, that without prior approval of at least a majority of the stockholders entitled to vote thereon, no such revision or amendment may increase the aggregate number of Shares for which Options may be granted hereunder, change the designation of the class of Optionees eligible to receive Options or decrease the price at which Options may be granted. Any other provision of this Section notwithstanding, the Board specifically is authorized to adopt any amendment to this Plan deemed by the Board to be necessary or advisable to assure that the Incentive Stock Options or the Non-Qualified Stock Options available under the Plan continue to be treated as such, respectively, under all applicable laws.

        Section 16.    Application of Funds.

        The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options shall be used for general corporate purposes.

        Section 17.    No Obligation to Exercise Option.

        The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

        Section 18.    Approval of Stockholders.

        This Plan, and any amendments thereto, shall become effective on the date the Plan or amendment, as applicable, is adopted by the Board; provided that the Plan shall become limited to a non-qualified stock option plan if, either in the case of the Plan's original adoption or in the case of an amendment increasing the number of shares reserved for award under the Plan or changing the class of employees eligible for Incentive Stock Options ("material amendment"), the Plan or such material amendment is not approved by the stockholders of a majority of the Company's outstanding voting stock within one year (365 days) of its adoption by the Board. The Administrator may grant Options hereunder prior to approval of the Plan, or any material amendments thereto, by the holders of a majority of the Company's outstanding voting stock; provided that any and all Options so granted shall be converted into Non-Qualified Stock Options if the Plan or material amendment, as applicable, is not approved by such stockholders within 365 days of its adoption.

        Section 19.    Conditions Upon Issuance of Shares.

        (a)  Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue such Options and Shares issuable upon the exercise thereof.

        (b)  Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

10

        (c)  As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to execute an agreement with, and/or may require the person exercising such Option to make any representation and/or warranty to, the Company as may be, in the judgment of counsel to the Company, required under applicable law or regulation, including but not limited to, a representation and warranty that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is appropriate under any of the aforementioned relevant provisions of law.

        Section 20.    Reservation of Shares.

        (a)  The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        (b)  The Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        Section 21.    Other Agreements.

        Options shall be evidenced by an Option Agreement in such form or forms as the Administrator (subject to the terms and conditions of this Plan) may from time to time approve, which Option Agreement shall evidence and reflect the terms and conditions of an Option as set forth in Section 6 hereof. The Administrator may, from time to time, require such other agreements in connection with the Option as it, in its sole discretion, deems advisable. The Option Agreement and any other agreement required by the Plan or the Option Agreement, as determined by the Administrator, may contain such other provisions as the Administrator in its discretion deems advisable and that are not inconsistent with the provisions of this Plan, including, without limitation, restrictions upon or conditions precedent to the exercise of the Option.

        Section 22.    Taxes, Fees, Expenses and Withholding.

        (a)  The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the grant of an Option and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will, from time to time, use its best efforts to comply with all laws and regulations that, in the opinion of counsel for the Company, shall be applicable thereto.

        (b)  The granting of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Optionee, any taxes required to be withheld under federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Optionee is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee (or such other person entitled herein to exercise the Option), as a condition to the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law.

11

        Section 23.    Notices.

        Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to an Optionee shall be delivered personally or addressed to the Optionee at the address given beneath the signature of the Optionee on his or her Option Agreement, or at such other address as such Optionee or his or her permitted transferee (upon the transfer of the Shares) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and each permitted transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

        Section 24.    No Enlargement of Employee Rights.

        This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Employee or Consultant, or to be consideration for or a condition of the employment or service of any Employee or Consultant as the case may be. Nothing contained in this Plan shall be deemed to give any Employee or Consultant the right to be retained in the employ or service of the Company, or to interfere with the right of the Company to discharge or retire any Employee or Consultant thereof at any time. No Employee or Consultant shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such Employee or Consultant, and upon such grant such Employee shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

        Section 25.    Information to Optionees.

        The Company, upon request, shall provide without charge to each Optionee copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

        Section 26.    Availability of Plan.

        A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown to any eligible person making reasonable inquiry concerning it.

        Section 27.    Invalid Provisions.

        In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

        Section 28.    Applicable Law.

        This Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

        Section 29.    Administrator Action.

        Notwithstanding anything to the contrary set forth in this Plan, any and all actions of the Administrator taken under or in connection with this Plan and any agreements, instruments, documents, Certificates or other writings entered into, executed, granted, issued and/or delivered pursuant to the terms hereof, shall be subject to and limited by any and all votes, consents, approvals,

12

waivers or other actions of all or certain stockholders of the Company or other persons required pursuant to (a) the Company's Certificate of Incorporation (as the same may be amended and/or restated from time to time), (b) the Company's Bylaws (as the same may be amended and/or restated from time to time), and (c) any other agreement, instrument, document or writing now or hereafter existing, between or among the Company and its stockholders or other persons (as the same may be amended from time to time).

        Section 30.    Miscellaneous.

        This Plan is intended to comply with the conditions and requirements for employee benefit plans under Rule 16b-3, as promulgated under Section 16 of the Exchange Act such that Options granted pursuant to the Plan will be exempted from the provisions of Section 16(b) thereof. To the extent that any provision of the Plan would cause a conflict with such requirements, such provision shall be deemed null and void to the extent permitted by applicable law. This section shall not be applicable if no class of the Company's equity securities is then registered pursuant to Section 12 of the Exchange Act.

AMENDMENT NO. 1 TO THE
EXE TECHNOLOGIES, INC.
1997 INCENTIVE AND NON-QUALIFIED
STOCK OPTION PLAN

        Section 5(a) of the EXE Technologies, Inc. 1997 Incentive and Non-Qualified Stock Option Plan (the "Plan") is hereby amended, subject to stockholder approval, to increase the number of shares of Common Stock available for issuance thereunder from 12,000,000 shares to 15,000,000 shares and increasing the maximum number of shares of Common Stock with respect to which options may be granted under the Plan to any employee during any calendar year from 1,000,000 shares to 3,000,000 shares.

Adopted by the Board of Directors
on April 24, 2002

13

EXE TECHNOLOGIES, INC.
1997 INCENTIVE AND NON-QUALIFIED
STOCK OPTION PLAN

INCENTIVE STOCK OPTION AGREEMENT

        EXE TECHNOLOGIES, INC. (the "Company") hereby grants to                        (the "Optionee") an option (the "Option") purchase a total of                         shares of Common Stock, $ .01 par value per share, of the Company ("Common Stock"), at the price and on the terms set forth herein, and in all respects subject to the terms and provisions of the EXE TECHNOLOGIES, INC. 1997 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN (the "Plan") applicable to incentive stock options, which terms and provisions are incorporated herein by reference. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Plan.

        1.    Nature of the Option.    The Option is intended by the Company and the Optionee to be an incentive stock option within the meaning of Section 422 of the Code.

        2.    Date of Grant; Term of Option.    The Option is granted this            day of                        ,             , and it may not be exercised later than 5:00 p.m. on the            day of                        ,            .

        3.    Option Exercise Price.    The Option exercise price is $            per Share, which price is the Fair Market Value per share of the Common Stock on the date hereof; or $            per share if Optionee, at the time of grant, owns stock possessing more than ten percent (10%) of the current total combined voting power of all classes of the Company's capital stock, which price represents a price per Share equal to no less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date the Option is granted.

        4.    Exercise of Option.    Except as otherwise provided herein, the Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option Agreement as follows:

          (a)  Vesting.    Twenty-Five percent of the Option shall vest and become exercisable on the first anniversary of the date of grant. The remaining 75% of the Option shall vest and become exercisable at a rate of 2.083% of the Option on the last day of each month after the first anniversary of the date of grant, with the number of shares vesting each month determined by rounding up to the nearest whole number of shares.

          (b)  Right to Exercise.    The Vested Amount of each Option may be exercised at such times and subject to such procedures as the Company may further provide.

          (c)  Method of Exercise.    The Option shall be exercisable by written notice that shall state the election to exercise the Option, the number of Shares in respect to which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee (or, subject to the approval of the Administrator, a registered securities broker authorized by the Optionee to exercise the Option pursuant to an executed power of attorney) and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and any agreements required by the Administrator, the terms of the Plan and/or this Option Agreement. The Option will be deemed to be exercised upon the receipt by the Company of such written notice, payment of the purchase price, and duly executed copies of any agreements required by the Administrator, the terms of the Plan and/or this Option Agreement. The Optionee will have no right to vote or receive dividends and will have not other rights as a stockholder with respect to such Shares notwithstanding the exercise of the Option, until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock Certificate evidencing the Shares that are being issued upon exercise of the Option. The Company will issue (or cause to be issued) such stock Certificates promptly following the exercise of the Option. The Certificate or Certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall contain any legend as may be required under the Plan and any agreements required by the Administrator and/or applicable law.

          (d)  Method of Payment.    The method of payment of the purchase price shall be determined by the Administrator and may consist entirely of cash, check, or any combination of such methods of payment, or such other consideration or method of payment as may be authorized by the Administrator and permitted under the Plan.

          (e)  Restrictions on Exercise.    The Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of the Option, the Company may require the Optionee to make any representations and warranties to the Company as may be required by any applicable law or regulation.

        5.    Investment Representations.    Unless the Shares have been registered under the Securities Act, in connection with the grant of the Option, the Optionee represents and warrants as follows:

          (a)  The Optionee is acquiring the Option, and upon exercise of the Option, the Optionee will be acquiring the Shares for investment for his or her own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

          (b)  The Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. The Optionee has received all information as the Optionee deems necessary and appropriate to enable him or her to evaluate the financial risk inherent in making an investment in the Shares and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

        6.    Termination of Employment with the Company.    Subject to the provisions of Section 8 hereof, upon termination of the Optionee's employment with the Company for any reason other than death or Disability, the Optionee shall have the right to exercise the Option at any time within the three (3) month period after the date of such termination to the extent that the Optionee was entitled to exercise the Option at the date of such termination.

        7.    Death or Disability of Optionee.    Upon the death or Disability of the Optionee while in the employ of the Company, the Option may be exercised at any time within twelve (12) months after the date of death or termination due to Disability, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, or, in the case of Disability, by the Optionee or his legal guardian or representative, but in any case only to the extent the Optionee was entitled to exercise the Option at such date; provided, however, that if such disabled Optionee shall commence any employment or engagement during such twelve (12) month period with or by a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined solely in the judgment of the Administrator, then the Option shall terminate immediately upon the commencement thereof. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or to the extent the Option is not exercised within the time specified herein, the Option shall terminate. Notwithstanding the foregoing, the Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.

        8.    Forfeiture of Option.    Notwithstanding any other provision of the Option Agreement, (a) if the Optionee's employment with the Company is terminated by the Company pursuant to the cause termination provisions of an applicable employment agreement, or (b) if the Optionee's employment with the Company is terminated and the Board makes a determination that the Optionee (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement,

2

theft, or dishonesty in the course of his employment, (ii) has been convicted of a felony or other crime involving a breach of trust or other fiduciary duty owed to the Company, (iii) has disclosed trade secrets or confidential information of the Company, or (iv) has breached any agreement with the Company in respect of confidentiality, non-disclosure, non-competition or otherwise, then, at the election of the Board, all unexercised Options shall terminate. In the event of such an election by the Board, in addition to immediate termination of all unexercised Options, the Optionee shall forfeit all Shares for which the Company has not yet delivered share Certificates to the Optionee and the Company shall refund to the Optionee the Option price paid to the Company with respect to those Shares. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share Certificates pending the resolution of any inquiry that could lead to a determination resulting in forfeiture.

        9.    Non-transferability of Option.    The Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by such Optionee. Subject to the foregoing and the terms of the Plan, the terms of the Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        10.  Continuation of Employment.    Neither the Plan nor this Option Agreement shall confer upon any Optionee any right to continue in the employment of the Company or limit in any respect the right of the Company to discharge or release the Optionee at any time, with or without cause and with or without notice. For purposes of Sections 6, 7 and 8, "Company," when used with reference to the employment of the Optionee, shall mean the Company and any Affiliate, as applicable.

        11.  Withholding.    The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of the Option or the sale or other disposition of the Shares issued upon exercise of the Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, then upon the request of the Company, the Optionee (or such other person entitled to exercise the Option pursuant to Section 7 hereof) shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements the Company may incur as a result of the grant or exercise of the Option or the sale or other disposition of the Shares issued upon the exercise of the Option.

        12.  The Plan.    The Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof. Pursuant to the Plan, the Administrator is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by the Optionee or the persons entitled to exercise the Option at the Company's principal office.

        13.  Conversion to Non-Qualified Option.    Notwithstanding anything to the contrary set forth herein, this Option is being granted subject to the condition that in the event the Plan, or any material amendment (as defined in Section 18 of the Plan) is not approved by the stockholders of the Company within 365 days of the date that the Plan or material amendment, as applicable, was adopted by the Board, this Option shall automatically be converted into a Non-Qualified Stock Option. In addition, neither the Company nor any member of the Board or Committee shall be liable for any good faith determination, act or failure to act in connection with the Option which thereafter is determined to have converted the Option into a Non-Qualified Stock Option.

        14.  Early Disposition of Stock.    Subject to the fulfillment by the Optionee of any conditions upon the disposition of Shares received under the Option, the Optionee hereby agrees that if he or she

3

disposes of any Shares received under the Option within two (2) years from date of grant or one (1) year after such Shares were transferred to him or her upon exercise of the Option, he or she will notify the Company in writing within thirty (30) days after the date of such disposition. The Optionee acknowledges that disposition by him or her within two (2) years from the date of grant and one (1) year from the date of exercise of the Option would disqualify him or her from capital gain treatment for any gain realized upon such disposition.

        15.  Entire Agreement.    The Option, together with the Plan and the other exhibits attached thereto or hereto, represents the entire agreement between the parties.

        16.  Governing Law.    This Option shall be construed in accordance with the laws of the State of Delaware, without regard to the application of the principles of conflicts of laws.

        17.  Amendment.    Subject to the provisions of the Plan, this Option Agreement may only be amended by a writing signed by each of the parties hereto.

Date:	EXE TECHNOLOGIES, INC.
By:
Title:

4

ACKNOWLEDGMENT

        The Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he or she has read and is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan.

Date:	Signature of Optionee
Name
Address
City, State, Zip

5

EXE TECHNOLOGIES, INC.
1997 INCENTIVE AND NON-QUALIFIED
STOCK OPTION PLAN

NON-QUALIFIED STOCK OPTION AGREEMENT

        EXE TECHNOLOGIES, INC. (the "Company") hereby grants to                        (the "Optionee") an option (the "Option") to purchase a total of                         shares of Common Stock, $.01 par value per share, of the Company ("Common Stock"), at the price and on the terms set forth herein, and in all respects subject to the terms and provisions of the EXE TECHNOLOGIES, INC. 1997 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN (the "Plan") applicable to non-qualified stock options, which terms and provisions are incorporated by reference herein. Unless otherwise defined herein, capitalized terms used but not defined herein shall have the meanings given to them in the Plan.

        1.    Nature of the Option.    The Option is intended to be a nonstatutory stock option and is NOT intended to be an incentive stock option within the meaning of Section 422 of the Code, or to otherwise qualify for any special tax benefits to the Optionee.

        2.    Date of Grant; Term of Option.    The Option is granted this            day of                        ,             , and it may not be exercised later than 5:00 p.m. on the            day of                        ,            .

        3.    Option Exercise Price.    The Option exercise price is                        ($            ) per Share.

        4.    Exercise of Option.    Except as otherwise provided herein, the Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option Agreement as follows:

          (a)  Vesting.    Twenty-Five percent of the Option shall vest and become exercisable on the first anniversary of the date of grant. The remaining 75% of the Option shall vest and become exercisable at a rate of 2.083% of the Option on the last day of each month after the first anniversary of the date of grant, with the number of shares vesting each month determined by rounding up to the nearest whole number of shares.

          (b)  Right to Exercise.    The Vested Amount of each Option may be exercised at such times and subject to such procedures as the Company may further provide.

          (c)  Method of Exercise.    The Option shall be exercisable by written notice that shall state the election to exercise the Option, the number of Shares in respect to which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Administrator or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee (or, subject to the approval of the Administrator, a registered securities broker authorized by the Optionee to exercise the Option pursuant to an executed power of attorney) and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and any agreements required by the Administrator, the terms of the Plan and/or this Option Agreement. The Option will be deemed to be exercised upon the receipt by the Company of such written notice, payment of the purchase price and duly executed copies of any agreements required by the Administrator, the terms of the Plan and/or this Option Agreement. The Optionee shall have no right to vote or receive dividends and shall have no other rights as a stockholder with respect to such Shares, notwithstanding the exercise of the Option, until the issuance by the Company (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock Certificate evidencing the Shares that are being issued upon exercise of the Option. The Company will issue (or cause to be issued) such stock Certificates promptly following the exercise of the Option. The Certificate or Certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall contain any legend as may be required under the Plan and any agreements required by the Administrator and/or applicable law.

          (d)  Method of Payment.    The method of payment of the purchase price shall be determined by the Administrator and may consist entirely of cash, check, or any combination of such methods of payment, or such other consideration or method of payment as may be authorized by the Administrator and permitted under the Plan.

          (e)  Restrictions on Exercise.    The Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of the Option, the Company may require the Optionee to make any representations and warranties to the Company as may be required by any applicable law or regulation.

        5.    Investment Representations.    Unless the Shares have been registered under the Securities Act, in connection with the acquisition of the Option, the Optionee represents and warrants as follows:

          (a)  The Optionee is acquiring the Option, and upon exercise of the Option, Optionee will be acquiring the Shares for investment for his or her own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

          (b)  The Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. The Optionee has received all such information as the Optionee deems necessary and appropriate to enable him or her to evaluate the financial risk inherent in making an investment in the Shares and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

        6.    Termination of Relationship with the Company.    Subject to the provisions of Section 8 hereof, upon termination of the Optionee's employment, consulting or other relationship with the Company (as the case may be) for any reason other than death or Disability, the Optionee shall have the right to exercise this Option up to the Vested Amount as of the date of termination for a period of three (3) months from the date of such termination, provided that the Optionee may only exercise the Option to the extent that the Optionee was entitled to exercise the Option at the date of such termination.

        7.    Death or Disability of Optionee.    Upon the death or Disability of the Optionee while in the employ of or engagement by the Company (as the case may be), the Option may be exercised up to the Vested Amount at any time within twelve (12) months after the date of death or termination due to Disability provided the Optionee was entitled to exercise the Option at the date of his or her death or termination due to Disability. In the case of death, the Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance. In the case of Disability, the Option may be exercised by the Optionee or his or her legal guardian or representative, but in any case, the Option may be exercised only to the extent that the Optionee was entitled to exercise the Option at such date; provided, however, that if such disabled Optionee shall commence any employment or engagement during such twelve (12) month period with or by a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined solely in the judgment of the Administrator, then the Option shall terminate immediately upon the commencement thereof. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or to the extent the Option is not exercised within the time specified herein, the Option shall terminate. Notwithstanding the foregoing, the Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.

2

        8.    Forfeiture of Option.    Notwithstanding any other provision of this Option Agreement, (a) if an Optionee's employment with the Company is terminated by the Company pursuant to the cause termination provisions of an applicable employment agreement, or (b) if the Optionee's employment or consulting relationship with the Company (as the case may be) is terminated and the Board makes a determination that the Optionee (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, (ii) has been convicted of a felony or other crime involving a breach of trust or other fiduciary duty owed to the Company, (iii) has disclosed trade secrets or confidential information of the Company, or (iv) has breached any agreement with the Company in respect of confidentiality, non-disclosure, non-competition or otherwise, then, at the election of the Board, all unexercised Options shall terminate. In the event of such an election by the Board, in addition to immediate termination of all unexercised Options, the Optionee shall forfeit all Shares for which the Company has not yet delivered share Certificates to the Optionee and the Company shall refund to the Optionee the Option price paid to the Company with respect to those Shares. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share Certificates pending the resolution of any inquiry that could lead to a determination resulting in forfeiture.

        9.    Non-transferability of Option.    The Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by such Optionee. Subject to the foregoing and the terms of the Plan, the terms of this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        10.  Continuation of Employment or Engagement.    Neither the Plan nor this Option Agreement shall confer upon any Optionee any right to continue in the service of the Company or limit, in any respect, the right of the Company to discharge or release the Optionee at any time, with or without cause and with or without notice. For purposes of Sections 6, 7, 8 and 10 "Company," when used with reference to the employment or other service of the Optionee, shall mean the Company and any Affiliate, as applicable.

        11.  Withholding.    The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of the Option or the sale or other disposition of the Shares issued upon exercise of the Option. In addition, in the case of an Option granted to an Optionee who is not subject to the tax laws of the United States, the Optionee shall also be liable, to the extent permitted by applicable foreign law, for any taxes imposed under foreign law on the Company or Affiliate of the Company as a result of the grant or exercise of the Option or the sale or other disposition of the Shares issued upon exercise of the Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, then upon the request of the Company, the Optionee (or such other person entitled to exercise the Option pursuant to Section 7 hereof) shall pay to the Company (a) an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements the Company may incur, or (b) an amount equal to any foreign taxes incurred by the Company or Affiliate of the Company, as a result of the grant or exercise of the Option or the sale or other disposition of the Shares issued upon the exercise of the Option.

        12.  The Plan.    This Option Agreement is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof. Pursuant to the Plan, the Administrator is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by the Optionee or the persons entitled to exercise the Option at the Company's principal office.

3

        13.  Entire Agreement.    This Option Agreement, together with the Plan, and any other and the other exhibits attached thereto or hereto, represents the entire agreement between the parties.

        14.  Governing Law.    This Option Agreement shall be construed in accordance with the laws of the State of Delaware, without regard to the application of the principles of conflicts of laws.

        15.  Amendment.    Subject to the provisions of the Plan, this Option Agreement may only be amended by a writing signed by each of the parties hereto.

Date:	EXE TECHNOLOGIES, INC.
By:
Title:

4

ACKNOWLEDGMENT

        The Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he or she has read and is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan.

Date:	Signature of Optionee
Name
Address
City, State, Zip

5

Appendix C

EXE TECHNOLOGIES, INC.

STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
Amended and Restated Effective April 4, 2002

        EXE Technologies, Inc., a Delaware corporation (the "Company"), hereby formulates and adopts the following Stock Option Plan (the "Plan") for Non-Employee Directors of the Company.

        1.    Purpose.    The purpose of the Plan is to secure for the Company the benefits of the additional incentive inherent in the ownership of Common Stock, par value $.01 per share, of the Company ("Common Stock") by non-employee directors of the Company and to help the Company secure and retain the services of such non-employee directors.

        2.    Administration.    The Plan is intended to be a largely self-governing formula plan. To this end, except as provided in Section 4, the Plan requires minimal discretionary action by any administrative body with regard to any transaction under the Plan. To the extent that questions of administration arise, these shall be resolved by the Board of Directors of the Company (the "Board of Directors").

        Subject to the express provisions of the Plan, the Board of Directors shall have plenary authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to it and to make all other determinations deemed necessary and advisable for the administration of the Plan. The determination of the Board of Directors shall be conclusive.

        3.    Common Stock Subject to Options.    Subject to the adjustment provisions of Section 15 below, a maximum of 300,000 shares of Common Stock may be made subject to Options (as hereinafter defined) granted under the Plan. If, and to the extent that, Options granted under the Plan shall terminate, expire or be canceled for any reason without having been exercised, new Options may be granted in respect of the shares covered by such terminated, expired or canceled Options. The granting and terms of such new Options shall comply in all respects with the provisions of the Plan.

        Shares sold upon the exercise of any Option granted under the Plan may be shares of authorized and unissued Common Stock, shares of issued Common Stock held in the Company's treasury or both.

        There shall be reserved at all times for sale under the Plan a number of shares, of either authorized and unissued shares of Common Stock or shares of Common Stock held in the Company's treasury, or both, equal to the maximum number of shares that may be purchased pursuant to Options granted or that may be granted under the Plan.

        4.    Grant of Options.

        (a)  Initial Awards.    Each person who is first elected, appointed or otherwise first becomes an "Eligible Director" (as defined in Section 5) after the Effective Date (as defined in Section 19) shall receive an Option to purchase 25,000 shares of Common Stock as of the date on which such person first becomes an Eligible Director ("Initial Options").

        (b)  Special One-Time Award.    Each person who is an Eligible Director as of the Effective Date shall receive an Option to purchase 25,000 shares of Common Stock as of the Effective Date ("Special Options").

        (c)  Subsequent Awards.    Each Eligible Director who is re-elected, shall, effective as of the first day of such Eligible Director's new three-year term, receive an Option to purchase 25,000 shares of Common Stock for service as a director of the Company ("Subsequent Options"); provided that, if a re-elected Eligible Director's term is for one year, such Eligible Director shall receive Subsequent Options only on the third anniversary of his initial election, and, if re-elected, every three years thereafter; provided further, that if the Company institutes three-year terms for directors and this causes an Eligible Director to be eligible for Subsequent Options prior to the expiration of three years from a prior grant of Initial Options or Subsequent Options, the Board of Directors shall make equitable adjustments in the granting schedule of Subsequent Options as it deems appropriate in its sole discretion.

        (d)  Discretionary Awards.    In addition to Initial Options, Special Options and Subsequent Options, the Board of Directors may, in its sole discretion, award additional Options ("Discretionary Options") to Eligible Directors, in amounts and subject to such vesting conditions as shall be prescribed in an applicable Option Agreement.

        Initial Options, Special Options, Subsequent Options and Discretionary Options may, individually or collectively, be referred to as "Options."

        (e)  Type of Options.    All Options granted under the Plan shall be "nonqualified" stock options subject to the provisions of Section 83 of the Internal Revenue Code of 1986, as amended (the "Code").

        5.    Individuals Eligible.    Only directors of the Company who are not employees of the Company ("Eligible Directors") shall participate in the Plan. A director receiving an Option pursuant to the Plan may hereinafter be referred to as an "Optionee."

        6.    Price.

        (a)  The option price of each share of Common Stock purchasable under any Option granted pursuant to the Plan shall be no less than the Fair Market Value (as defined below) thereof at the time the Option is granted.

        (b)  For purposes of the Plan, "Fair Market Value" of a share of Common Stock shall mean:

            (i)  If the shares of Common Stock are listed on a national or regional securities exchange or traded through NASDAQ/NMS, then the Fair Market Value of a share of Common Stock shall be the closing price for a share of Common Stock on the exchange or on NASDAQ/NMS, as reported in The Wall Street Journal or such other source as the Board of Directors deems reliable on the relevant valuation date, or if there is no trading on that date, on the next trading date.

          (ii)  If the shares of Common Stock are traded in the over-the-counter market, then the Fair Market Value of a share of Common Stock shall be the mean of the bid and asked prices for a share of Common Stock on the relevant valuation date as reported in The Wall Street Journal or other source the Board of Directors deems reliable (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations ("NASDAQ") System or the NASD OTC Bulletin Board), or if there is no trading on such date, on the next trading date.

          (iii)  In the absence of an established market for the Common Stock, the Fair Market Value of a share of Common Stock shall be determined by the Board of Directors in its sole discretion.

        7.    Vesting and Duration of Options.

        (a)  Vesting.

        Unless specified otherwise in an Option Agreement, each Option granted hereunder shall vest and become exercisable in 1/4 increments on each of the first, second, third and fourth anniversaries of the date such Option is granted; provided that the Optionee is in the service of the Company as a director on such date. In the event of the termination of the Optionee's service as a director of the Company prior to the fourth anniversary of the date such Option is granted, such Option, to the extent not yet vested, shall automatically and without notice terminate and become null and void.

2

        (b)  Term of Options.

        Notwithstanding any provision of the Plan to the contrary (other than Section 7(a)), the unexercised portion of any Option granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

            (i)  The expiration of 10 years from the date on which such Option was granted;

          (ii)  The expiration of three (3) months from the date the Optionee's service with the Company shall terminate for any reason other than death or Disability; and

          (iii)  The expiration of twelve (12) months from the date the Optionee's service with the Company terminates due to death or Disability.

          (iv)  For purposes of this Plan, "Disability" or "Disabled" shall mean (i) when the Optionee is determined to be disabled within the meaning of any long term disability policy or program sponsored by the Company covering the Optionee, as in effect as of the date of such determination, or (ii) if no such policy or program shall be in effect, when the Optionee is unable to engage in any substantial gainful activity by reason of a physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The determination of whether an Optionee is Disabled pursuant to subparagraph (ii) shall be determined by the Board of Directors, whose determination shall be conclusive.

        8.    Exercise of Options.

        (a)  An Option granted under the Plan shall be deemed exercised when the person entitled to exercise the Option:

            (i)  delivers written notice to the Company at its principal business office, directed to the attention of its Corporate Secretary, or to the Company's designee of the decision to exercise; and

          (ii)  concurrently tenders to the Company full payment for the shares to be purchased pursuant to such exercise, accompanied by any agreements required by the Board of Directors or the terms of the Plan and any Option Agreement.

        (b)  Payment for shares with respect to which an Option is exercised may be made in any combination of the following: (i) by cash or certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Board of Directors); (ii) with the consent of the Board of Directors in its sole discretion, by personal check (subject to collection) and which may in the Board of Directors' discretion be deemed conditional; and (iii) by delivery of previously acquired shares of Common Stock owned by the grantee for at least six months (or such longer or shorter period as the Board of Directors may prescribe that will not result in variable accounting treatment) having a fair market value (determined as of the option exercise date) equal to the portion of the option exercise price being paid thereby. In addition, in the event there is a public market for the shares and subject to such rules as may be established by the Board of Directors, payment in accordance with clause (a) of this Section 8 may be deemed to be satisfied by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Common Stock acquired upon exercise to pay for all of the Common Stock acquired upon exercise and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be made at the Optionee's direction at the time of exercise; provided, however, that the availability of this payment method shall be available only if the Board of Directors determines that the accounting treatment that may result does not adversely impact the Company.

3

        9.    Nontransferability of Options.

        (a)  Except as provided in Section 9(b), no Option or any right evidenced thereby shall be transferable in any manner other than by will or the laws of descent and distribution, and, during the lifetime of an Optionee, only the Optionee (or the Optionee's court-appointed legal representative) may exercise an Option.

        (b)  Options may be transferred by gift or domestic order to "family members" (as such term is defined in the General Instructions to Form S-8) of Optionees (which includes, without limitation, entities in which the Optionee own more than 50% of the voting interests).

        10.  Power of Board if Change of Control.    Notwithstanding anything to the contrary set forth in this Plan, in the event of a Change of Control (as defined below), the Board of Directors shall have the right, in its sole discretion, to accelerate the vesting of all Options that have not vested as of the date of the Change of Control and/or to establish an earlier date for the expiration of the exercise of an Option (notwithstanding a later expiration of exercisability set forth in an Option Agreement). In addition, in the event of a Change of Control of the Company, the Board of Directors shall have the right, in its sole discretion, subject to and conditioned upon a Sale of the Company (as defined below): (a) to arrange for the successor company (or other entity) to assume all of the rights and obligations of the Company under this Plan; or (b) to terminate this Plan and (i) to pay to all Optionees cash with respect to those Options that are vested as of the date of the Sale of the Company in an amount equal to the difference between the Option Price and the Fair Market Value of a Share of Common Stock (determined as of the date the Plan is terminated) multiplied by the number of Options that are vested as of the date of the Sale of the Company which are held by the Optionee as of the date of the Sale of the Company, or (ii) to arrange for the exchange of all Options for options to purchase common stock in the successor corporation, or (iii) to distribute to each Optionee other property in an amount equal to and in the same form as the Optionee would have received from the successor corporation if the Optionee had owned the Shares subject to Options that are vested as of the date of the Sale of the Company rather than the Option at the time of the Sale of the Company. The form of payment or distribution to the Optionee pursuant to this Section shall be determined by the Board of Directors in its sole discretion.

        For purposes of this Plan, "Change of Control" shall mean the happening of an event (excluding a public offering) that shall be deemed to have occurred upon the earliest to occur of the following events: (i) the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated; (ii) the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of all or substantially all of the assets of the Company; (iii) the date the stockholders of the Company (or the Board, if stockholder action is not required) and the stockholders of the other constituent corporations (or their respective boards of directors, if and to the extent that stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into another corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's voting capital stock immediately prior to the merger or consolidation will have at least fifty percent (50%) of the ownership of voting capital stock of the surviving corporation immediately after the merger or consolidation (on a fully diluted basis), which voting capital stock is to be held by each such holder in the same or substantially similar proportion (on a fully diluted basis) as such holder's ownership of voting capital stock of the Company immediately before the merger or consolidation; (iv) the date any entity, person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than (A) the Company, (B) any of its subsidiaries, (C) any of the holders of the capital stock of the Company, as determined on the date that this Plan is adopted by the Board, (D) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (E) any Affiliate of any of the

4

foregoing, shall have acquired beneficial ownership of, or shall have acquired voting control over more than fifty percent (50%) of the outstanding shares of the Company's voting capital stock (on a fully diluted basis), unless the transaction pursuant to which such person, entity or group acquired such beneficial ownership or control resulted from the original issuance by the Company of shares of its voting capital stock and was approved by at least a majority of directors who shall have been members of the Board for at least twelve (12) months prior to the date of such approval; (v) the first day after the date of this Plan when directors are elected such that there shall have been a change in the composition of the Board such that a majority of the Board shall have been members of the Board for less than twelve (12) months, unless the nomination for election of each new director who was not a director at the beginning of such twelve (12) month period was approved by a vote of at least sixty percent (60%) of the directors then still in office who were directors at the beginning of such period; or (vi) the date upon which the Board determines (in its sole discretion) that based on then current available information, the events described in clause (iv) are reasonably likely to occur.

        "Sale of the Company" shall mean the earliest of: (i) the closing of a sale, transfer or other disposition of all or substantially all of the shares of the capital stock then outstanding of the Company (except if such transferee is then an Affiliate); (ii) the closing of a sale, transfer or other disposition of all or substantially all of the assets of the Company (except if such transferee is then an Affiliate); or (iii) the merger or consolidation of the Company with or into another corporation (except an Affiliate), other than a merger or consolidation of the Company in which the holders of shares of the Company's voting capital stock outstanding immediately before such merger or consolidation hold greater than fifty percent (50%) of the surviving entity's voting capital stock after such consolidation or merger.

        11.  Forfeiture.    Notwithstanding any other provision of this Plan, if an Optionee's service with the Company is terminated and the Board of Directors makes a determination that the Optionee (a) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of Optionee's service, (b) has been convicted of a felony or other crime involving a breach of trust or fiduciary duty owed to the Company, or (c) has made an unauthorized disclosure of trade secrets or confidential information of the Company then, at the election of the Board of Directors, all unexercised Options held by the Optionee (whether or not then exercisable) shall terminate. In the event of such an election by the Board of Directors, in addition to immediate termination of all unexercised Options, the Optionee shall forfeit all shares for which the Company has not yet delivered stock certificates to the Optionee and the Company shall refund to the Optionee the exercise price paid to it upon exercise of the Option with respect to such shares. Notwithstanding anything herein to the contrary, the Company may withhold delivery of stock certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture.

        12.  Rights of Optionee.    Neither the Optionee nor the Optionee's executor or administrator shall have any of the rights of a stockholder of the Company with respect to the shares subject to an Option until certificates for such shares shall actually have been issued upon the due exercise of such Option. Unless the Board of Directors otherwise determines in accordance with Section 15 below, no adjustment shall be made for any regular cash dividend for which the record date is prior to the date of such due exercise and full payment for such shares has been made therefore.

        13.  Right to Terminate Service.    Nothing in the Plan or in any Option shall confer upon any Optionee the right to continue in the services of the Company or affect the right of the Company to terminate the Optionee's service at any time, subject, however, to the provisions of any agreement between the Company and the Optionee.

        14.  Nonalienation of Benefits.    Except as otherwise expressly provided herein, no right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. To the extent

5

permitted by applicable law, no right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits.

        15.  Adjustment Upon Changes in Capitalization, etc.    In the event that the Board of Directors determines that any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the shares of Common Stock such that an adjustment is determined by the Board of Directors in its discretion to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board of Directors shall, in such manner as it may deem equitable, adjust any or all of (i) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) with respect to which Options may be granted, including the amounts specified in Section 4, (ii) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding Options, and (iii) the grant or exercise price with respect to any Option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option in consideration for the cancellation of such Option.

        16.  Form of Agreements with Optionees.    Each Option granted pursuant to the Plan shall be evidenced by an individual agreement ("Option Agreement") in writing and shall have such form, terms and provisions, not inconsistent with the provisions of the Plan, as the Board of Directors shall provide for such Option. In the event that any provisions of an Option Agreement differ from the terms of the Plan, the Plan provisions shall govern. Upon exercise of an Option, the Board of Directors may, from time to time, require the Optionee to sign agreements in connection with the Option as it, in its sole discretion, deems advisable. The Option Agreement and any other agreement required by the Plan or the Option Agreement, as determined by the Board of Directors, may contain such other provisions of this Plan, including, without limitation, restrictions upon or conditions precedent to the exercise of the Option.

        17.  Purchase for Investment.    Whether or not the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for investment and not with a view to, or in connection with, the sale, transfer or distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of any Option granted under the Plan.

        18.  Termination and Amendment of Plan and Options.

        (a)  Unless the Plan shall theretofore have been terminated as hereinafter provided, Options may be granted under the Plan, as provided in Section 4 hereof, prior to the tenth anniversary of the Effective Date on which date the Plan will expire, except as to Options then outstanding under the Plan. Such Options shall remain in effect until they have been exercised, have expired or have been canceled.

        (b)  The Plan may be terminated or amended at any time by the Board of Directors; provided, however, that (i) any such amendment shall comply with all applicable laws and applicable stock exchange listing requirements and (ii) any amendment for which stockholder approval is necessary to comply with any tax or regulatory requirement shall not be effective until such approval has been obtained.

6

        (c)  No termination, modification or amendment of the Plan, without the consent of the Optionee, may adversely affect the rights of such person with respect to any Option previously granted under the Plan.

        19.  Effective Date of Plan.    The Plan shall become effective upon approval of the Plan by the Board of Directors (the "Effective Date").

        20.  Government and Other Regulations.    The obligation of the Company with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agency as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, as amended, and the rules and regulations of any securities exchange on which the Common Stock may be listed.

        21.  Withholding.    The Company's obligation to deliver shares of Common Stock in respect of any Option granted under the Plan shall be subject to any applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax, if any, due upon the exercise of any Option, may be paid in shares of Common Stock (including the withholding of shares subject to an Option), provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).

        22.  Separability.    If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

        23.  Non-Exclusivity of the Plan.    Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitation on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

        24.  Exclusion from Pension and Profit-Sharing Computation.    By acceptance of an Option, each Optionee shall be deemed to have agreed that such grant is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Company or any of its affiliates. In addition, such Option will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Optionee.

        25.  Governing Law.    The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

AMENDMENT NO. 1 TO THE
EXE TECHNOLOGIES, INC.
STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

        Section 3 of the EXE Technologies, Inc. Stock Option Plan for Non-Employee Directors (the "Plan") is hereby amended, subject to stockholder approval, to increase the number of shares of Common Stock available for issuance thereunder from 300,000 shares to 600,000 shares.

Adopted by the Board of Directors
on April 4, 2002

7

PROXY	EXE TECHNOLOGIES, INC.	PROXY
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, MAY 30, 2002 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EXE TECHNOLOGIES, INC.

The undersigned, revoking all prior proxies, hereby appoint(s) Raymond R. Hood and Michael A. Burstein, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of Common Stock of EXE Technologies, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company at 8787 Stemmons Freeway, Dallas, Texas 75247 on Thursday, May 30, 2002 at 10:00 a.m., local time, and at any adjournment thereof.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted for all proposals. Attendance of the undersigned at the Annual Meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Company or shall vote in person at the Annual Meeting.

        PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY
IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

        (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

☒ PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE.

  1.
  To elect the following two (2) directors as Class II Directors (except as marked below) for the ensuing three years:

Nominees: Jay C. Hoag and William J. Lansing
☐ FOR all nominees (except as marked below)	☐ WITHHOLD AUTHORITY to vote for all nominees
FOR all nominees, except authority withheld to vote for the following nominee(s):

  2.
  To approve amendments to the Amended and Restated 1997 Incentive and Non-Qualified Stock Option Plan increasing the number of shares of Common Stock available for issuance thereunder from 12,000,000 shares to 15,000,000 shares and increasing the maximum number of shares of Common Stock with respect to which options may be granted thereunder to any employee during any calendar year from 1,000,000 shares to 3,000,000 shares.

                              FOR    ☐                            AGAINST    ☐                            ABSTAIN    ☐

  3.
  To approve an amendment to the Amended and Restated Stock Option Plan for Non-Employee Directors increasing the number of shares of Common Stock available for issuance thereunder from 300,000 shares to 600,000 shares.

                              FOR    ☐                            AGAINST    ☐                            ABSTAIN    ☐

  4.
  To ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2002.

                              FOR    ☐                            AGAINST    ☐                            ABSTAIN    ☐

Date: _____________________
__________________________ Signature	__________________________ Signature (if held jointly)
NOTE:	Please sign exactly as name appears on your stock certificate(s). When shares are held by joint owners, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation or a partnership, please sign by authorized person.

QuickLinks

PROPOSAL 1 ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
FISCAL YEAR END OPTION VALUES
CERTAIN TRANSACTIONS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
STOCK PERFORMANCE GRAPH
PROPOSAL 2 APPROVAL OF AMENDMENTS TO THE AMENDED AND RESTATED 1997 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN
Description of the 1997 Plan
PROPOSAL 3 APPROVAL OF AMENDMENT TO AMENDED AND RESTATED STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
Description of the Director Plan
PROPOSAL 4 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS
EXE TECHNOLOGIES, INC. Audit Committee of the Board of Directors Charter
EXE TECHNOLOGIES, INC. 1997 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN As Amended and Restated February 6, 2001
EXE TECHNOLOGIES, INC. 1997 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN INCENTIVE STOCK OPTION AGREEMENT
EXE TECHNOLOGIES, INC. 1997 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN NON-QUALIFIED STOCK OPTION AGREEMENT
EXE TECHNOLOGIES, INC. STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS Amended and Restated Effective April 4, 2002